UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03101

CALVERT TAX-FREE RESERVES
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended December 31, 2004

Item 1. Report to Stockholders.

Calvert

Investments that make a difference(R)

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December 31, 2004

Annual Report

Calvert Tax-Free Reserves

Money Market Portfolio

Limited-Term Portfolio

Long-Term Portfolio

Calvert Tax-Free Reserves

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
12

Report of Independent Registered Public Accounting Firm
14

Statements of Net Assets
15

Notes to Statements of Net assets
37

Statements of Operations
38

Statements of Changes in Net Assets
39

Notes to Financial Statements
43

Financial Highlights
49

Explanation of Financial Tables
55

Proxy Voting and Availability of Quarterly Portfolio Holdings
57

Trustee and Officer Information Table
58

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Dear Shareholders:

Through the reporting year ended December 31, 2004, economic growth and corporate profits have maintained strength, though markets have certainly been influenced by concerns about the war in Iraq, record oil prices, the U.S. Presidential election, and rising interest rates.

The Federal Reserve's five increases in the Fed funds rate during 2004 were the most in a decade, but the result was a historically still-low 2.25% at the end of the year. With these moves, the Fed was attempting to support sustained economic growth while keeping inflation in check.

Other concerns affecting the economy and fixed-income markets included improving but still-slow job growth, high levels of household debt, a weakening dollar, large current account deficits and U.S. budget deficits.

Of course, the increase in short-term interest rates caused money market rates to rise as well. But longer interest rates rose in response to on high oil prices, which tend to act as a tax on consumers and therefore a drag on economic growth. So despite the third-busiest year ever for municipal bond issuance,1 long-term municipal bond yields stayed about the same. These varying influences were reflected across the results seen in our bond and money market portfolios.

Calvert News

Calvert continued our leadership in investment management excellence and corporate responsibility over the past year. I'm pleased to report that Calvert Asset Management Company (CAMCO), the team which manages the fixed income and money market funds, was featured in a number of leading financial publications during the year, including Kiplinger's, SmartMoney, and Bloomberg Magazine.

In June 2004, we launched the Calvert Women's Principles, the first global code of conduct for corporations that is focused on addressing gender inequalities and empowering, advancing, and investing in women worldwide. This landmark initiative has been making headlines in media in the U.S. and abroad, including The Wall Street Journal, BusinessWeek, The Christian Science Monitor, NPR Marketplace Morning Report, and Associated Press Worldstream.

With the introduction of several innovative tools for advisors and investors, Calvert once again received awards in 2004 for Web marketing excellence from the Web Marketing Association and Dalbar, a leading financial-services market research firm.

A Long-Term Perspective

In managing our funds, Calvert emphasizes a long-term approach and outlook, favoring fundamentally strong investments, diversified portfolios, and a disciplined process. We recommend the same approach to our shareholders. As always, we encourage investors to keep their long-term investment objectives front and center, avoiding reactions to short-term market and economic developments.

Working with a financial professional can help you gain important insights into investment markets, personal investment planning, and the discipline it takes to stay with a thoughtful strategy. Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2005

1. Source: The Bond Buyer and Thompson Financial Securities Data.

Portfolio Managers

Thomas A. Dailey

James B. O'Boyle

Fund Information asset allocation tax-exempt money market NASDAQ symbol CTMXX CUSIP number 131620-10-6

Calvert Tax-Free Reserves
Money Market Portfolio

Performance

For the 12-month reporting period ended December 31, 2004, Calvert Tax-Free Reserves Money Market Portfolio Class O shares returned 0.58%, versus 0.56% for our benchmark, the Lipper Tax Exempt Money Market Funds Average.

Investment Climate

In 2004, the U.S. economy, as measured by GDP (gross domestic product), grew at a healthy pace of approximately 3.8%, featuring an improving labor market, steady personal consumption, solid business investment, and growing government spending. However, the U.S. current-account deficit was at a record high, and the U.S. dollar continued in its bear cycle, falling 6% against other major currencies. Headline measures of inflation, such as the Consumer Price Index (CPI), which includes food and energy prices, were affected by volatile and rising energy prices. The price of oil increased by 33% to $54 per barrel. Core measures of inflation, however, rose at a subdued pace, with the core CPI, which excludes food and energy prices, running at 2%.

In June, after holding the target Fed funds rate steady at 1% for one year, the Federal Open Market Committee (FOMC) hiked the target Fed funds rate 0.25% and followed with a further 0.25% hike at each meeting for the remainder of the year. The target Fed funds rate on December 31, 2004 stood at 2.25%. Tax-exempt money market rates rose in reaction to the hikes. Long-term municipal-bond yields were little changed despite the Fed rate hikes and near-record municipal-bond issuance, reflecting the small change in benchmark Treasury-bond yields. Municipal-bond credit quality remained strong. Money market rates rose in step with the target Fed funds rate.

Portfolio Strategy

During the first half of the year, we focused our purchases on the short-term end of the money-market yield curve. In doing so, we positioned the Portfolio to take advantage of the rising money-market rates that result when the Fed raises short-term interest rates. We continued this strategy during the second half of the year, maintaining a short average-days-to-maturity position, which should benefit the Portfolio if the FOMC continues to raise short-term rates, as anticipated.

Outlook

Fed monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e. neither overly accommodative nor overly restrictive. We believe that level is at least 3.5% and so expect the FOMC to continue the campaign of steady rate hikes unless the economy shows signs of great strain. The FOMC may increase the number and/or degree of rate hikes if inflation expectations notably increase. Much will depend on the economic data in 2005. The direction of municipal-bond yields will depend on the direction of long-term Treasury yields, which are influenced by changing expectations for inflation, the weakening U.S. budget outlook, and demand for U.S. debt from foreign investors. Continued Fed rate hikes mean money-market investors should experience higher returns. Our current policy of maintaining a short average-days-to-maturity strategy positions the Portfolio to benefit if the FOMC continues to raise short-term interest rates, as anticipated.

January 2005

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2004, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Total returns assume reinvestment of dividends. Past performance is no guarantee of future results. Performance information represents Class O shares. The value of an investment in Institutional Class shares would be different.

Portfolio statistics

weighted
average maturity
12.31.04	31 days
12.31.03	46 days

Economic Sectors

(% of Total Investments)

Airport	0.2%
Bond Bank	0.9%
Development	16.4%
Education	8.3%
Facilities	5.7%
General
Obligation	12.2%
General Revenue	15.7%
Housing	14.4%
Medical	13.7%
Pollution Control	6.9%
Transportation	0.4%
Utilities	5.2%

Total	100%

class O
average annual
total return

as of 12.31.04
1 year	0.58%
5 year	1.67%
10 year	2.53%
inception	4.03%
(3.04.81)

Portfolio Managers

Thomas A. Dailey

Gary Miller

Fund Information asset allocation short-term tax-exempt bonds NASDAQ symbol CTFLX CUSIP number 131620-20-5

Calvert Tax-Free Reserves Limited-Term Portfolio

Performance

For the 12-month reporting period ended December 31, 2004, Calvert Tax-Free Reserves Limited-Term Portfolio Class A shares returned 0.62%, versus the benchmark Lehman Municipal Bond Index return of 4.48% and the 1.02% return of the Lipper Short Municipal Debt Funds Average.

Investment Climate

In 2004, the U.S. economy, as measured by GDP (gross domestic product), grew at a healthy pace of approximately 3.8%, featuring an improving labor market, steady personal consumption, solid business investment, and growing government spending. However, the U.S. current-account deficit was at a record high, and the U.S. dollar continued in its bear cycle, falling 6% against other major currencies. Headline measures of inflation, such as the Consumer Price Index (CPI), which includes food and energy prices, were affected by volatile and rising energy prices. The price of oil increased by 33% to $54 per barrel. Core measures of inflation, however, rose at a subdued pace, with the core CPI, which excludes food and energy prices, running at 2%.

In June, after holding the target Fed funds rate steady at 1% for one year, the Federal Open Market Committee (FOMC) hiked the target Fed funds rate 0.25% and followed with a further 0.25% hike at each meeting for the remainder of the year. The target Fed funds rate on December 31, 2004 stood at 2.25%. Tax-exempt money-market rates rose in reaction to the hikes. Long-term municipal-bond yields were little changed, despite the Fed rate hikes and near-record municipal-bond issuance, reflecting the small change in benchmark Treasury-bond yields. Municipal-bond credit quality remained strong.

comparative Investment Performance (Total Return)

(as of 12.31.04)

	CTFR	Lipper Short	Lehman
	Limited-Term	Municipal Debt	Municipal Bond
	Portfolio	Funds Average	Index TR
6 month	0.72%	1.26%	5.19%
1 year	0.62%	1.02%	4.48%
5 year*	2.91%	3.45%	7.20%
10 year*	3.48%	3.86%	7.06%

Investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Portfolio Strategy

Through the reporting period

With the Federal Reserve raising short-term interest rates and longer-term rates remaining steady or falling, the yield curve flattened. Of course, as interest rates rise, the prices of existing bonds generally decline. The very short end of the yield curve was hit the hardest in terms of higher rates. In turn, investors positioned most defensively for rising rates across the entire yield curve were adversely affected. We were among these defensive investors, keeping average Portfolio maturity below one year in anticipation of rates rising from historically low levels. Investors who took more risk in terms of longer duration and exposure to lower-rated bonds were rewarded in 2004. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

The Portfolio's exposure to multi-family housing bonds, which came under some pressure during the year, also hurt performance. This sector has suffered because of the surge in single-family-home ownership that resulted from the extremely low interest-rate environment.

Going forward

On a positive note, we expect the rise in short-term rates to translate into higher income for the Portfolio from two sources: short-term securities, such as variable rate demand notes, and the reinvestment of maturing bonds. If rates continue to rise, this higher income can serve to further offset declines in security prices on a total-return basis.

Since the Fed is continuing to raise rates at a measured pace, we believe investors will begin to demand higher rates on longer-term bonds to compensate for interest-rate risk. We also feel that as rates rise, interest-rate spreads will begin to widen on lower-rated bonds. Therefore, we intend to remain defensive with a shorter-duration strategy and should begin to selectively purchase securities when we feel we are fairly compensated for interest-rate and credit risk.

Growth of a hypothetical $10,000 investment

Total returns assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 1.00%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Source: Lipper Analytical Services, Inc.

average annual
total return

as of 12.31.04
1 year	-0.40%
5 year	2.70%
10 year	3.38%
inception	5.23%
(3.04.81)

Portfolio
statistics

monthly
dividend yield
12.31.04	2.09%
12.31.03	1.73%

30 day SEC yield
12.31.04	2.10%
12.31.03	1.72%

weighted
average maturity
12.31.04	317 days
12.31.03	280 days

effective duration
12.31.04	277 days
12.31.03	229 days

Outlook

Fed monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e. neither overly accommodative nor overly restrictive. We believe that level is at least 3.5% and so expect the FOMC to continue the campaign of steady rate hikes unless the economy shows signs of great strain. The FOMC may increase the number and/or degree of rate hikes if inflation expectations notably increase. Much will depend on the economic data in 2005. The direction of municipal-bond yields will depend on the direction of long-term Treasury yields, which are influenced by changing expectations for inflation, the weakening U.S. budget outlook, and demand for U.S. debt from foreign investors.

January 2005

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2004, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Economic Sectors

(% of Total Investments)

Airport	3.3%
Bond Bank	0.4%
Development	10.3%
Education	11.8%
Facilities	4.8%
General
Obligation	21.3%
General Revenue	10.3%
Housing	16.7%
Medical	9.9%
Pollution Control	4.0%
Student Loan	2.5%
Transportation	1.3%
Utilities	3.4%

Total	100%

Portfolio Managers

Thomas A. Dailey

Gary Miller

Dan Hayes

Fund Information asset allocation long-term tax-exempt bonds NASDAQ symbol CTTLX CUSIP number 131620-30-4

Calvert Tax-Free Reserves Long-Term Portfolio

Performance

For the 12-month reporting period ended December 31, 2004, Calvert Tax-Free Reserves Long-Term Portfolio Class A shares returned 2.20%, versus the benchmark Lehman Municipal Bond Index's return of 4.48%. The Lipper General Municipal Debt Funds Average returned 3.70% for the period. The Portfolio ranks in the top 40th percentile of the Lipper General Municipal Debt category for the three- and five-year periods ended December 31, 2004.1

Investment Climate

In 2004, the U.S. economy, as measured by GDP (gross domestic product), grew at a healthy pace of approximately 3.8%, featuring an improving labor market, steady personal consumption, solid business investment, and growing government spending. However, the U.S. current-account deficit was at a record high and the U.S. dollar continued in its bear cycle, falling 6% against other major currencies. Headline measures of inflation, such as the Consumer Price Index (CPI), which includes food and energy prices, were affected by volatile and rising energy prices. The price of oil increased by 33% to $54 per barrel. Core measures of inflation, however, rose at a subdued pace, with the core CPI, which excludes food and energy prices, running at 2%.

In June, after holding the target Fed funds rate steady at 1% for one year, the Federal Open Market Committee (FOMC) hiked the target Fed funds rate 0.25% and followed with a further 0.25% hike at each meeting for the remainder of the year. The target Fed funds rate on December 31, 2004 stood at 2.25%. Despite the Fed rate hikes, corporate bond yields fell, as cash-laden global money managers sought higher-yielding investments in an environment featuring less long-term debt issuance and improving corporate-bond quality. Strong investment from hedge funds and foreign investors drove market performance. Corporate bonds outperformed government bonds by an impressive margin in 2004, though by less than the exceptionally big margin of 2003.

comparative Investment Performance (Total Return)

(as of 12.31.04)

	CTFR	Lipper General	Lehman
	Long-Term	Municipal Debt	Municipal Bond
	Portfolio	Funds Average	Index TR
6 month	3.75%	4.71%	5.19%
1 year	2.20%	3.70%	4.48%
5 year*	6.80%	6.27%	7.20%
10 year*	6.08%	6.06%	7.06%

Investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Portfolio Strategy

For the reporting period

At the beginning of 2004, Portfolio duration (6.69 years) was longer than that of the benchmark Lehman Municipal Bond Index (5.47 years). (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.) During the first quarter of the year, interest rates declined, and the Portfolio performed well. Throughout the second quarter, our strategy was to shorten duration (to 4.77 years as of June 30, 2004), as employment and inflation data began to strengthen and we anticipated rates would trend higher.

For the last half of the year, our outlook was that economic data would continue to strengthen, the Fed would continue to raise short-term interest rates, and longer-term rates would also be substantially higher by year-end. However, interest rates for the last six months of 2004 trended lower, and our short duration hurt performance. We continued to be defensive, maintain a short duration, and structure the Portfolio with higher-coupon and higher-quality securities.

Going forward

We continue to maintain a high quality of investments, with 69% of the Portfolio invested in AAA-rated securities. We are still well diversified across sectors, with various revenue and general obligation bonds. We are also maintaining our shorter duration and purchasing higher-quality holdings for strong credit quality. We will consider changing this strategy if economic data suggest a period of slower growth that could cause interest rates to fall or remain stable. We still anticipate a modest rate increase in early 2005.

Growth of a hypothetical $10,000 investment

Total returns assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Past performance is no guarantee of future returns. Source: Lipper Analytical Services, Inc.

average annual
total return

as of 12.31.04
1 year	-1.63%
5 year	5.98%
10 year	5.67%
inception	7.09%
(8.23.83)

Portfolio
statistics

monthly
dividend yield
12.31.04	3.71%
12.31.03	4.09%

30 day SEC yield
12.31.04	3.66%
12.31.03	3.83%

weighted
average maturity
12.31.04	16 years
12.31.03	16 years

effective duration
12.31.04	4.21 years
12.31.03	6.69 years

Economic Sectors

(% of Total Investments)

Airport	4.3%
Development	7.2%
Education	34.4%
Facilities	13.6%
General
Obligation	6.8%
General Revenue	11.5%
Medical	9.9%
Pollution Control	4.6%
Student Loan	1.9%
Utilities	5.8%

Total	100%

Outlook

Fed monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor overly restrictive. We believe that level is at least 3.5% and so expect the FOMC to continue its campaign of steady rate hikes unless the economy shows signs of great strain. The FOMC may increase the number and/or amount of rate hikes if inflation expectations notably increase. Much will depend on the economic data in 2005. The direction of municipal bond yields will depend on the direction of long-term Treasury yields, which are influenced by changing expectations for inflation, the weakening U.S. budget outlook, and demand for U.S. debt from foreign investors.

January 2005

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2004, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1 The Portfolio ranked 96 out of 269 funds, the 36th percentile, for the three-year period; 58 out of 234 funds, the 35th percentile, for the five-year period; and 71 out of 139 funds, the 51st percentile, for the ten-year period; in the Lipper General Municipal Debt Funds Average category as of 12/31/04. Performance data quoted represent past performance, which does not guarantee future results. Lipper rankings are based on total returns at NAV, assuming reinvestment of dividends and capital gains, distributions, and the deduction of all fund expenses. Lipper rankings reflect historical risk-adjusted performance as of 12/31/2004 and are subject to change every month.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Money Market	7/1/04	12/31/04	7/1/04 - 12/31/04
Class O
Actual	$1,000.00	$1,003.97	$3.38
Hypothetical	$1,000.00	$1,021.76	$3.41
(5% return per
year before taxes)

Class I
Actual	$1,000.00	$1,005.54	$1.87
Hypothetical	$1,000.00	$1,023.27	$1.89
(5% return per
year before taxes)

* Expenses are equal to the Fund's annualized expense ratio of 0.67%, and 0.37% for Class O and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/366.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Limited-Term	7/1/04	12/31/04	7/1/04 - 12/31/04
Actual	$1,000.00	$1,007.20	$3.06
Hypothetical	$1,000.00	$1,022.09	$3.08
(5% return per
year before taxes)

* Expenses are equal to the Fund's annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 184/366.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Long-Term	7/1/04	12/31/04	7/1/04 - 12/31/04
Actual	$1,000.00	$1,037.50	$4.48
Hypothetical	$1,000.00	$1,020.74	$4.44
(5% return per
year before taxes)

* Expenses are equal to the Fund's annualized expense ratio of 0.87%, multiplied by 184/366.

Report of Independent Registered Public accounting Firm

The Board of Trustees and Shareholders of Calvert Tax-Free Reserves:

We have audited the accompanying statements of net assets of Calvert Tax-Free Reserves Money Market, Limited-Term, and Long-Term Portfolios (the "Funds"), each a series of Calvert Tax-Free Reserves, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Tax-Free Reserves Money Market, Limited-Term and Long-Term Portfolios as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Philadelphia, Pennsylvania

February 18, 2005

Money Market Portfolio

Statement of Net assets

December 31, 2004

	Principal
Municipal Obligations - 96.8%	Amount	Value
Alabama - 5.9%
Alabama State MFH Revenue VRDN, 2.03%, 4/1/14, LOC:
AmSouth Bank (r)	$2,420,000	$2,420,000
Atmore Alabama Industrial Development Board Revenue VRDN,
2.05%, 5/1/20, LOC: Allied Irish Bank (r)	3,585,000	3,585,000
Birmingham Alabama Public Educational Building Authority Student
Housing Revenue VRDN, 2.00%, 6/1/30, LOC: Wachovia Bank (r)	6,760,000	6,760,000
Calhoun County Alabama Economic Development Council Revenue
VRDN, 2.13%, 4/1/21, LOC: Bank of America (r)	3,200,000	3,200,000
Colbert County Alabama Industrial Development Board Revenue
VRDN, 2.11%, 10/1/11, LOC: SouthTrust Bank (r)	2,625,000	2,625,000
Huntsville Alabama IDA Revenue VRDN, 2.33%, 11/1/26,
LOC: First Commonwealth Bank (r)	3,160,000	3,160,000
Jefferson County Alabama Sewer Authority Revenue VRDN, 1.99%,
2/1/40, BPA: Societe Generale, XL-Capital-Assurance, Inc. Insured (r)	3,000,000	3,000,000
Mobile County Alabama IDA Revenue VRDN, 2.08%, 4/1/20,
LOC: SouthTrust Bank (r)	3,210,000	3,210,000
Montgomery - Wynlakes Alabama Government Utility Authority
Revenue Bonds, 2.11%, 4/1/06, LOC: AmSouth Bank (r)	3,000,000	3,000,000
Northport Alabama MFH Revenue VRDN:
2.13%, 9/3/15, LOC: AmSouth Bank (r)	1,675,000	1,675,000
2.03%, 7/1/18, LOC: AmSouth Bank (r)	4,805,000	4,805,000
Port City Alabama Medical Clinic Revenue VRDN, 1.96%, 2/1/25,
BPA: Bank of Nova Scotia, AMBAC Insured (r)	6,000,000	6,000,000
Taylor-Ryan Alabama Improvement District Revenue VRDN:
2.02%, 5/1/31, LOC: Columbus Bank & Trust (r)	10,000,000	10,000,000
2.02%, 2/1/34, LOC: Columbus Bank & Trust (r)	3,800,000	3,800,000
Tuscaloosa County Alabama IDA Revenue VRDN,
2.28%, 12/1/23, LOC: Regions Bank (r)	4,370,000	4,370,000
Valley Special Care Facilities Revenue VRDN,
2.13%, 6/1/25, LOC: Columbus Bank & Trust (r)	2,830,000	2,830,000

Arizona - 1.2%
Pinal County Arizona IDA and Solid Waste Disposal Revenue
VRDN, 2.25%, 8/1/22, LOC: Farm Credit Services of America,
C/LOC: Key Bank (r)	3,700,000	3,700,000
Tucson Arizona IDA Revenue VRDN, 2.00%, 1/15/32, LOC:
Fannie Mae (r)	9,000,000	9,000,000

Arkansas - 1.3%
Arkadelphia Arkansas IDA Revenue VRDN, 2.10%, 4/1/11,
LOC: Danske Bank (r)	4,000,000	4,000,000
Arkansas State MFH Revenue VRDN:
2.09%, 10/1/30, LOC: Regions Bank (r)	5,200,000	5,200,000
2.12%, 11/1/31, LOC: First Tennessee Bank (r)	5,000,000	5,000,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
California - 8.9%
ABAG Finance Authority For Nonprofit Corps. COPs:
2.03%, 2/1/25, LOC: Wells Fargo Bank (r)	$2,735,000	$2,735,000
2.00%, 8/1/34, LOC: Allied Irish Bank (r)	3,000,000	3,000,000
Alameda-Contra Costa California Schools Financing Authority COPs,
2.13%, 8/1/24, BPA: Dexia Credit Local, AMBAC Insured (r)	330,000	330,000
California State Department of Water Resources Revenue VRDN,
1.96%, 5/1/22, LOC: Bayerishe Landesbank Girozentrale (r)	3,000,000	3,000,000
California State Pollution Control Financing Authority Revenue VRDN:
2.10%, 9/1/10, LOC: Bank of the West (r)	2,855,000	2,856,445
2.12%, 6/1/11, LOC: Comerica Bank (r)	1,800,000	1,800,928
2.12%, 3/1/16, LOC: Comerica Bank (r)	2,285,000	2,286,251
California State Revenue Anticipation Notes, 3.00%, 6/30/05	7,000,000	7,043,133
California State Rural Single Family Homes Mortgage Finance Authority
Revenue VRDN, 1.25%, 12/1/06, BPA: Bayer Hypo-Vereinsbank (r)	650,000	650,000
California State WateRuse Finance Authority Revenue VRDN, 2.00%,
5/1/28, BPA: Credit Suisse First Boston, FSA Insured (r)	200,000	200,000
California Statewide Communities Development Authority Special Tax
Revenue VRDN, 2.15%, 6/1/19, LOC: CalSTERS (r)	1,720,000	1,720,442
Fresno California Revenue VRDN, 1.97%, 5/1/15 (r)	900,000	900,000
Inland Valley California Development Agency Tax Allocation VRDN,
2.08%, 3/1/27, LOC: Union Bank, C/LOC: CalSTERS (r)	20,685,000	20,685,000
Livermore California MFH Revenue VRDN, 1.98%, 5/1/20, LOC:
Fannie Mae (r)	5,200,000	5,201,008
Los Angeles County California MFH Revenue VRDN, 1.98%, 12/1/07,
LOC: FHLMC (r)	2,500,000	2,500,000
Los Angeles County California Pension Obligation Refunding VRDN,
1.94%, 6/30/07, BPA: Dexia Credit Local, AMBAC Insured (r)	445,000	445,000
Modesto California Irrigation District Financing Authority Revenue
VRDN, 2.01%, 10/1/15, BPA: Societe Generale (r)	2,000,000	2,000,000
Oakland California Joint Powers Financing Authority Lease Revenue
VRDN, 1.95%, 8/1/21, BPA: Dexia Credit Local, FSA Insured (r)	980,000	980,000
Orange County California Apartment Development Adjustable COPs,
1.95%, 3/1/16, LOC: UBS, AG (r)	1,900,000	1,900,920
San Bernardino County California Housing Authority MFH Revenue VRDN:
1.93%, 5/1/17, LOC: California Federal Savings Bank, C/LOC: FHLB (r)	4,425,000	4,425,000
1.95%, 2/1/23, LOC: California Federal Savings Bank, C/LOC: FHLB (r)	5,660,000	5,660,000
Santa Rosa California Waste Water Revenue VRDN, 2.00%, 9/1/33, LOC:
Landesbank Baden-Wurttenberg (r)	13,000,000	13,000,000
Vallejo California MFH Revenue VRDN, 2.01%, 1/1/08, LOC:
Bank of America (r)	9,400,000	9,400,000
Victorville California MFH Revenue VRDN, 2.09%, 12/1/15, C/LOC:
California Federal Savings Bank (r)	5,210,000	5,210,000
Colorado - 3.0%
Colorado State Housing and Finance Authority Revenue Bonds,
1.75%, 8/1/05	6,000,000	6,000,000
Colorado State Housing and Finance Authority Revenue VRDN:
1.98%, 10/15/16, CA: Fannie Mae (r)	22,460,000	22,460,000
2.00%, 10/1/30, BPA: FHLB (r)	4,580,000	4,580,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Connecticut - 0.6%
Connecticut State Health & Educational Facilities Authority
Revenue VRDN, 2.00%, 7/1/33 (r)	$7,100,000	$7,100,000

Delaware - 0.5%
Wilmington Delaware School Project Revenue VRDN, 2.01%, 7/1/31,
LOC: Allied Irish Bank (r)	5,400,000	5,400,000

Florida - 0.4%
Seminole County Florida IDA Revenue VRDN, 2.03%, 11/1/34,
LOC: Allied Irish Bank (r)	4,000,000	4,000,000

Georgia - 2.4%
Athens Georgia MFH Revenue VRDN, 2.375%, 8/1/05, LOC: U.S. Bank (r)	2,000,000	2,000,000
Columbus Georgia Downtown Development Authority Revenue VRDN,
2.13%, 8/1/15, LOC: Columbus Bank & Trust (r)	6,990,000	6,990,000
Fulton County Georgia IDA Revenue VRDN, 2.76%, 12/1/10, LOC:
Branch Bank & Trust (r)	2,365,000	2,365,000
Georgia State Municipal Gas Authority Revenue VRDN, 2.00%,
11/1/07, LOC: Bayerishe Landesband Girozentrale (r)	8,050,000	8,050,000
Gordon County Georgia Development Authority Revenue VRDN,
2.28%, 7/1/22, LOC: Regions Bank (r)	1,440,000	1,440,000
Savannah Georgia Economic Development Authority Student Housing
Revenue VRDN, 2.05%, 9/1/26, LOC: Wachovia Bank (r)	4,000,000	4,000,000
Warner Robins Downtown Development Authority Revenue VRDN,
2.23%, 9/1/34, LOC: Columbus Bank & Trust (r)	1,300,000	1,300,000

Hawaii - 1.2%
Hawaii State Department Budget and Finance Revenue VRDN,
2.05%, 5/1/19, LOC: First Hawaiian Bank (r)	13,280,000	13,280,000

Illinois - 4.7%
Chicago Illinois Development Authority Revenue VRDN, 2.00%,
1/1/37, BPA: Landesbank Baden-Wuerttenberg, FGIC Insured (r)	8,360,000	8,360,000
Illinois State Development Finance Authority Revenue VRDN:
2.00%, 6/1/19, LOC: Northern Trust Co. (r)	5,565,000	5,565,000
2.00%, 4/1/35, LOC: Northern Trust Co. (r)	5,000,000	5,000,000
Illinois State Educational Facilities Authority Revenue VRDN,
2.02%, 12/1/35, LOC: Harris Trust (r)	15,000,000	15,000,000
Illinois State Housing Development Authority MFH Revenue VRDN,
1.99%, 1/1/08, LOC: FHLMC (r)	11,000,000	11,000,000
Illinois State Metropolitan Pier and Exposition Authority Revenue
VRDN, 1.15%, 12/15/23, BPA: Merrill Lynch (r)	7,000,000	7,000,000

Indiana - 3.0%
Indiana State Development Finance Authority Revenue VRDN, 2.15%,
4/1/22, LOC: JP Morgan Chase Bank (r)	960,000	960,000
Indianapolis Indiana Local Public Improvement Bond Bank,
1.50%, 1/18/05, CF: Keybank National Association	10,000,000	10,000,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Indiana - Cont'd
Jasper County Indiana Industrial Economic Development Revenue VRDN,
2.25%, 2/1/22, LOC: Farm Credit Services of America, C/LOC: Key Bank (r)	$5,275,000	$5,275,000
Portage Indiana Industrial Pollution Control Revenue VRDN,
2.30%, 5/1/18, LOC: JP Morgan Chase Bank (r)	3,000,000	3,000,000
Terre Haute Indiana International Airport Authority Revenue VRDN,
2.39%, 2/1/21, LOC: Old National Bank, C/LOC: Northern Trust Co.(r)	2,200,000	2,200,000
Valparaiso Indiana Economic Development Authority Revenue VRDN,
2.18%, 5/1/31, LOC: Marshall & Ilsley Bank (r)	7,000,000	7,000,000
Vigo County Indiana Economic Development Authority Revenue VRDN,
2.24%, 5/1/16, LOC: Old National Bank, C/LOC: Wells Fargo Bank (r)	4,800,000	4,800,000

Iowa - 2.6%
Iowa State Finance Authority Solid Waste Disposal Revenue VRDN,
2.25%, 7/1/18, LOC: Cobank, C/LOC: Wells Fargo Bank (r)	3,650,000	3,650,000
Iowa State School Cash Anticipation Program Warrant COPs, 2.00%,
1/28/05, FSA Insured	15,000,000	15,010,726
Iowa State Transportation Tax and Revenue Anticipation Notes,
3.00%, 6/30/05	8,000,000	8,045,857
Le-Mars Iowa IDA Revenue VRDN, 2.25%, 3/1/16, LOC: CoBank,
C/LOC: SunTrust Bank (r)	1,850,000	1,850,000

Kansas - 0.8%
Mission Kansas MFH Revenue VRDN, 1.95%, 9/15/26, CA: Fannie Mae (r)	8,300,000	8,300,000

Kentucky - 3.3%
Hopkinsville Kentucky IDA Revenue VRDN, 2.40%, 5/1/26, LOC:
Branch Bank & Trust (r)	2,080,000	2,080,000
Kentucky State Association of Counties Advance Revenue Program Tax and
Revenue Anticipation COPs, 3.00%, 6/30/05, LOC: JP Morgan Chase Bank	10,000,000	10,063,989
Lexington-Fayette Urban County Kentucky Educational Facilities Revenue
VRDN, 2.01%, 5/1/25, LOC: Fifth Third Bank (r)	5,200,000	5,200,000
Mayfield Kentucky Lease Revenue VRDN, 2.08%, 7/1/26, LOC:
Fifth Third Bank (r)	3,790,000	3,790,000
Morehead Kentucky League of Cities Funding Trust Lease Program
Revenue VRDN, 2.01%, 6/1/34, LOC: U.S. Bank (r)	8,300,000	8,300,000
Northern Kentucky Port and Industrial Building Authority Revenue
VRDN, 2.01%, 12/1/21, LOC: Fifth Third Bank (r)	4,695,000	4,695,000
Winchester Kentucky Industrial Building Revenue VRDN,
2.21%, 10/1/18, LOC: Wachovia Bank (r)	2,400,000	2,400,000

Louisiana - 1.2%
Louisiana Local Government Environmental Facilities and Community
Development Authority Revenue VRDN, 2.01%, 11/1/34,
LOC: Regions Bank (r)	8,000,000	8,000,000
Louisiana State Public Facilities Authority Revenue VRDN, 2.05%,
12/1/14, LOC: Regions Bank (r)	2,000,000	2,000,000
New Orleans Louisiana Aviation Board Revenue VRDN,
2.00%, 8/5/15, BPA: Dexia Credit Local, AMBAC Insured (r)	2,715,000	2,715,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Maryland - 4.0%
Baltimore County Maryland MFH Revenue VRDN, 2.00%, 4/15/34,
LOC: Fannie Mae (r)	$8,194,000	$8,194,000
Gaithersburg Maryland Economic Development Revenue VRDN, 2.03%,
1/1/34, LOC: Key Bank (r)	6,100,000	6,100,000
Maryland Community Development Administration Department of
Housing & Community Development Revenue Bonds, 2.05%,
3/1/20 (mandatory put, 12/5/2005 @ 100)(r)	10,000,000	10,000,000
Maryland State Economic Development Corp. Revenue VRDN,
2.00%, 2/1/34, LOC: SunTrust Bank (r)	3,300,000	3,300,000
Maryland State Health and Higher Educational Facilities Authority
Revenue VRDN, 2.01%, 1/1/35, LOC: M&T Trust Co. (r)	16,915,000	16,915,000

Massachusetts - 2.2%
Massachusetts Commonwealth Commercial Paper, 1.90%, 1/25/05	10,000,000	10,000,000
Massachusetts State GO VRDN, 2.03%, 1/1/21:
BPA: Landesbank Hessen-Thuringen Girozentrale (r)	4,700,000	4,700,000
BPA: State Street Bank & Trust (r)	7,900,000	7,900,000
Massachusetts State Health and Educational Facilities Authority Revenue
VRDN, 1.95%, 7/1/27, BPA: Fleet National Bank, FSA Insured (r)	1,100,000	1,100,000

Michigan - 3.5%
Detroit Michigan Sewer Disposable Revenue Bonds, 1.55%, 7/1/31,
BPA: FGIC SPI, FGIC Insured (mandatory put, 8/4/2005 @ 100)(r)	11,000,000	11,000,000
Detroit Michigan Water Supply System Revenue VRDN,
2.01%, 7/1/23, BPA: Dexia Credit Local, AMBAC Insured (r)	10,000,000	10,000,000
Kent Michigan Hospital Finance Authority LO Revenue VRDN,
2.01%, 11/1/10, LOC: Fifth Third Bank (r)	2,800,000	2,800,000
Michigan State Hospital Finance Authority Revenue VRDN:
1.99%, 3/1/14, LOC: Comercia Bank (r)	5,740,000	5,740,000
2.01%, 12/1/23, LOC: National City Bank (r)	2,540,000	2,540,000
Michigan State Municipal Bond Authority Revenue Bonds:
3.00%, 8/19/05	3,500,000	3,531,470
3.00%, 8/23/05, LOC: JP Morgan Chase Bank	3,000,000	3,027,069

Minnesota - 1.3%
Minnesota State Higher Education Facilities Authority Revenue VRDN,
2.03%, 4/1/27, LOC: Allied Irish Bank (r)	2,600,000	2,600,000
Richfield Minnesota MFH Revenue VRDN, 2.00%, 3/1/34,
LOC: FHLMC (r)	4,000,000	4,000,000
St. Louis Park Minnesota MFH Revenue VRDN, 2.00%, 8/1/34,
LOC: FHLMC (r)	7,292,000	7,292,000

Mississippi - 2.3%
Mississippi State Development Bank SO VRDN:
2.09%, 6/1/20, BPA: AmSouth Bank, AMBAC Insured (r)	7,340,000	7,340,000
2.09%, 10/1/20, BPA: AmSouth Bank, AMBAC Insured (r)	8,310,000	8,310,000
2.09%, 12/1/23, BPA: JP Morgan Chase Bank, AMBAC Insured (r)	10,000,000	10,000,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Missouri - 0.7%
Carthage Missouri IDA Revenue VRDN:
2.15%, 4/1/07, LOC: Wachovia Bank (r)	$2,000,000	$2,000,000
2.21%, 9/1/30, LOC: Wachovia Bank (r)	2,000,000	2,000,000
Missouri State Development Finance Board Revenue VRDN, 2.25%,
9/1/08, LOC: BNP Paribas (r)	3,675,000	3,675,000

New Hampshire - 0.6%
New Hampshire State Health and Educational Facilities Authority
Revenue VRDN, 2.02%, 10/1/33, LOC: Fleet National Bank (r)	6,500,000	6,500,000

New Jersey - 2.3%
New Jersey State GO VRDN, 2.05%, 6/24/05, BPA: Lehman
Liquidity Co. LLC (r)	25,800,000	25,800,000

New York - 1.7%
New York City GO VRDN, 1.95%, 8/1/15, BPA: KBC Bank NV,
AMBAC Insured (r)	10,000,000	10,000,000
New York City IDA Civic Facilities Revenue VRDN, 2.05%, 12/1/34,
LOC: Allied Irish Bank (r)	3,200,000	3,200,000
New York City Municipal Water Finance Authority Revenue VRDN,
2.20%, 6/15/18, BPA: State Street Bank & Trust (r)	2,000,000	2,000,000
New York City Transitional Finance Authority Revenue VRDN, 2.02%,
2/1/09, BPA: BNP Paribas (r)	3,000,000	3,000,000

North Carolina - 0.8%
North Carolina State Capital and Educational Facilities Revenue VRDN,
1.99%, 12/1/31, LOC: Branch Bank & Trust (r)	8,250,000	8,250,000

Ohio - 2.5%
Butler County Ohio Healthcare Facilities Revenue VRDN,
2.01%, 9/1/22, LOC: Fifth Third Bank (r)	4,315,000	4,315,000
Cuyahoga County Ohio Health Authority Revenue VRDN,
2.06%, 11/1/23, LOC: Fifth Third Bank (r)	4,410,000	4,410,000
Franklin County Ohio Hospital Revenue VRDN, 2.03%, 6/1/17, BPA:
Citigroup Global Markets Holdings, Inc. (r)	9,900,000	9,900,000
Ohio State Higher Educational Facilities Authority Revenue VRDN,
2.05%, 9/1/26, LOC: Fifth Third Bank (r)	9,290,000	9,290,000

Oklahoma - 0.5%
Pittsburgh County Oklahoma IDA Revenue VRDN, 2.20%, 10/1/21,
LOC: PNC Bank (r)	5,000,000	5,000,000

Oregon - 1.1%
Oregon State GO Bonds, 3.00%, 6/30/05	12,250,000	12,323,776

	Principal
Municipal Obligations - Cont'd	Amount	Value
Pennsylvania - 2.9%
Beaver County Pennsylvania IDA Pollution Control Revenue VRDN,
1.98%, 6/1/30, LOC: Barclays Bank, plc (r)	$9,000,000	$9,000,000
Cumberland County Pennsylvania Municipal Authority Retirement
Community Revenue VRDN:
2.00%, 1/1/35, LOC: Sovereign Bank FSB, C/LOC:
Lloyds TSB Bank plc (r)	13,000,000	13,000,000
2.00%, 1/1/37, LOC: Sovereign Bank FSB, C/LOC:
Lloyds TSB Bank plc (r)	2,085,000	2,085,000
Lawrence County Pennsylvania IDA Revenue VRDN, 2.12%, 12/1/15,
LOC: National City Bank (r)	3,000,000	3,000,000
Somerset County Pennsylvania Hospital Authority Revenue Bonds,
1.20%, 3/1/22, LOC: PNC Bank (mandatory put, 3/1/2005 @ 100)(r)	3,265,000	3,265,000
West Cornwall Township Pennsylvania Municipal Authority Revenue
VRDN, 2.04%, 3/1/16, LOC: Wachovia Bank (r)	1,325,000	1,325,000

Puerto Rico - 0.1%
Puerto Rico Commonwealth Highway and Transportation Revenue
VRDN, 1.99%, 7/1/09, BPA: Merrill Lynch, MBIA Insured (r)	1,460,000	1,460,000

Tennessee - 7.8%
Blount County Tennessee Public Building Authority Revenue VRDN,
2.17%, 6/1/32, BPA: Regions Bank (r)	4,000,000	4,000,000
Knox County Tennessee Health Educational and MFH Board Revenue
VRDN, 2.13%, 12/1/29, LOC: First Bank (r)	4,500,000	4,500,000
Loudon Tennessee Industrial Development Board Revenue VRDN,
2.29%, 4/1/13, LOC: JP Morgan Chase Bank (r)	3,100,000	3,100,000
Memphis-Shelby County Tennessee IDA Revenue VRDN,
2.07%, 3/1/24, LOC: National Bank of Commerce, (r)	7,665,000	7,665,000
Metropolitan Government Nashville and Davidson County Tennessee
Health and Educational Facility Board Revenue VRDN:
2.23%, 12/1/27, LOC: Regions Bank (r)	5,000,000	5,000,000
2.01%, 9/1/28, LOC: Fifth Third Bank (r)	2,885,000	2,885,000
Sevier County Tennessee Public Building Authority Revenue VRDN:
2.00%, 6/1/10, BPA: KBC Bank NV, AMBAC Insured (r)	585,000	585,000
2.00%, 6/1/12, BPA: KBC Bank NV, AMBAC Insured (r)	2,800,000	2,800,000
2.00%, 6/1/14, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	2,760,000	2,760,000
2.00%, 6/1/17, BPA: KBC Bank NV, AMBAC Insured (r)	500,000	500,000
2.00%, 6/1/18, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	10,025,000	10,025,000
2.00%, 6/1/19, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	3,100,000	3,100,000
2.00%, 6/1/20, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	2,430,000	2,430,000
2.00%, 6/1/21, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	3,500,000	3,500,000
2.00%, 6/1/30, BPA: KBC Bank NV, AMBAC Insured (r)	2,195,000	2,195,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Tennessee - Cont'd
Shelby County Tennessee Health Educational and Housing Facilities
Board Revenue VRDN:
2.02%, 12/1/13, LOC: BNP Paribas (r)	$19,700,000	$19,700,000
2.03%, 5/1/16, LOC: Allied Irish Bank (r)	2,500,000	2,500,000
2.04%, 6/1/26, LOC: Allied Irish Bank (r)	4,900,000	4,900,000
2.02%, 12/1/34, LOC: First Tennessee Bank (r)	3,500,000	3,500,000

Texas - 3.7%
HFDC of Central Texas, Inc., Revenue VRDN, 2.03%, 5/15/38,
LOC: Sovereign Bank FSB, C/LOC: KBC Bank (r)	6,500,000	6,500,000
Tarrant County Texas IDA Revenue VRDN, 2.23%, 9/1/27, LOC:
First Bank of Missouri, C/LOC: Wachovia Bank (r)	4,000,000	4,000,000
Texas State Tax and Revenue Anticipation Notes, 3.00%, 8/31/05	30,000,000	30,278,200

Utah - 2.7%
Utah State Municipal Securities Trust Certificates Revenue VRDN,
2.15%, 5/6/13, LOC: Bear Stearns Capital Markets (r)	29,195,000	29,195,000

Vermont - 0.0%
Vermont State Educational and Health Buildings Financing Agency
Revenue VRDN, 2.29%, 11/1/21 (r)	430,000	430,000

Virginia - 0.7%
Suffolk Virginia IDA Revenue VRDN, 2.10%, 10/1/31,
LOC: Branch Bank & Trust (r)	7,500,000	7,500,000

Washington - 0.5%
Seattle Washington Municipal Light and Power Revenue Bonds,
1.80%, 7/13/05, LOC: JP Morgan Chase Bank (r)	5,000,000	5,000,000

West Virginia - 2.2%
Harrison County West Virginia IDA Revenue VRDN, 2.01%, 6/1/14,
LOC: Wachovia Bank (r)	4,140,000	4,140,000
Putnam County West Virginia Solid Waste Disposal Revenue VRDN,
2.02%, 4/1/30 (r)	15,500,000	15,500,000
Weirton West Virginia Municipal Hospital Building Revenue Bonds,
2.30%, 12/1/31 (r)	4,965,000	4,965,000

Wisconsin - 0.9%
Grafton Wisconsin IDA Revenue VRDN, 2.09%, 12/1/17,
LOC: U.S. Bank (r)	2,200,000	2,200,000
Milwaukee Wisconsin Redevelopment Authority Revenue VRDN,
2.00%, 12/1/30, LOC: Fannie Mae (r)	5,935,000	5,935,000
Wisconsin State Health and Educational Facilities Authority
Revenue VRDN, 2.05%, 11/1/23, LOC: U.S. Bank (r)	1,535,000	1,535,000

Wyoming - 2.7%
Gillette Wyoming Pollution Control Revenue VRDN, 2.03%, 1/1/18,
LOC: Barclays Bank plc (r)	30,200,000	30,200,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Other - 8.1%
ABN Amro MuniTops Certificate Trust VRDN:
2.04%, 4/5/06, BPA: ABN Amro Bank (r)	$17,585,000	$17,585,000
2.02%, 7/5/06, BPA: ABN Amro Bank (r)	2,900,000	2,900,000
2.02%, 7/4/07, BPA: ABN Amro Bank (r)	2,000,000	2,000,000
Freddie Mac Multifamily VRDN Certificates, 2.19%, 1/15/47, LOC:
FHLMC (r)	7,547,153	7,547,153
Koch Floating Rate Trust Revenue VRDN, 2.19%, 4/1/09, BPA:
State Street Bank & Trust (r)	9,062,959	9,062,959
Roaring Fork Municipal Products LLC VRDN:
2.07%, 5/1/22, BPA: Bank of New York (r)	6,840,000	6,840,000
2.07%, 5/1/33, BPA: Bank of New York (r)	9,175,000	9,175,000
2.07%, 12/1/33, BPA: Bank of New York (r)	18,085,000	18,085,000
SunAmerica Trust Various States VRDN, 2.19%, 7/1/41, LOC:
FHLMC (r)	16,330,000	16,330,000

TOTAL INVESTMENTS (Cost $1,063,231,326) - 96.8%		1,063,231,326
Other assets and liabilities, net - 3.2%		35,626,301
Net Assets - 100.0%		$1,098,857,627

net assets consist of:
Paid-in capital applicable to the following shares of
beneficial interest, unlimited number of no par shares authorized:
Class O: 1,069,225,247 shares outstanding		$1,069,114,175
Institutional Class: 29,734,442 shares outstanding		29,733,186
Undistributed net investment income		35,729
Accumulated net realized gain (loss) on investments		(25,463)

Net Assets		$1,098,857,627

net asset value per share
Class O: (based on net assets of $1,069,129,039)		$1.00
Institutional Class: (based on net assets of $29,728,588)		$1.00

See notes to statements of net assets and notes to financial statements.

Limited-Term Portfolio
Statement of Net Assets
December 31, 2004

	Principal
Municipal Obligations - 99.8%	Amount	Value
Alabama - 3.5%
Alabama State MFH Revenue Bonds 3.15%, 9/1/30
(mandatory put, 7/1/2007 @ 100)(r)	$3,215,000	$3,217,218
Alabama State MFH Revenue VRDN:
2.03%, 9/1/20 (r)	2,670,000	2,670,000
2.43%, 9/1/22 (r)	2,600,000	2,600,000
Series J 3.03%, 12/1/30 (r)	4,130,000	4,130,000
Series I 3.03%, 12/1/30 (r)	2,280,000	2,280,000
Athens Alabama IDA Pollution Control Revenue VRDN,
4.87%, 6/1/05(r)	3,500,000	3,500,000
Birmingham Alabama Public Educational Building Authority
Student Housing Revenue VRDN, 2.00%, 6/1/30 (r)	17,115,000	17,115,000
Calhoun County Alabama Economic Development Council Revenue
VRDN, 2.13%, 4/1/21 (r)	5,300,000	5,300,000
Jefferson County Alabama Sewer Authority Revenue VRDN,
1.99%, 2/1/40(r)	1,000,000	1,000,000

Arizona - 2.2%
Apache County Arizona IDA Revenue VRDN, 2.02%, 12/15/18 (r)	4,600,000	4,600,000
Pinal County Arizona IDA and Solid Waste Disposal Revenue VRDN,
2.35%, 5/1/27 (r)	1,250,000	1,250,000
Tucson Arizona IDA Revenue VRDN, 2.00%, 1/15/32 (r)	365,000	365,000
Yavapai County Arizona IDA Solid Waste Disposal Revenue Bonds:
4.625%, 6/1/27 (mandatory put, 6/1/2005 @ 100)(r)	6,000,000	6,042,480
3.65%, 3/1/28 (mandatory put, 3/1/2006 @ 100)(r)	12,900,000	12,969,918
4.45%, 3/1/28 (mandatory put, 3/1/2008 @ 100)(r)	1,370,000	1,407,976

Arkansas - 0.1%
Fort Smith Arkansas Sales and Use Tax Revenue Bonds, 3.50%, 12/1/11	1,620,000	1,652,756

California - 9.3%
ABAG Finance Authority For Nonprofit Corps. COPs, 2.03%, 2/1/25(r)	1,100,000	1,100,000
Alameda-Contra Costa California Schools Financing Authority COPs,
2.13%, 8/1/24 (r)	425,000	425,000
Alvord California Unified School District COPs, 1.95%, 6/1/28 (r)	3,000,000	3,000,000
California State Department of Water Resources Revenue Bonds,
5.50%, 5/1/05	5,000,000	5,055,350
California State Department of Water Resources Revenue VRDN:
2.00%, 5/1/22 (r)	3,000,000	3,000,000
1.96%, 5/1/22 (r)	1,000,000	1,000,000
California State Economic Recovery Revenue GO Bonds, 5.00%, 7/1/23
(mandatory put, 7/1/2007 @ 100)(r)	7,500,000	7,954,125
California State GO Bonds 6.30%, 9/1/06	5,040,000	5,362,308
California State GO SAVR:
Series D-1 1.95%, 5/1/33 (r)	15,000,000	14,999,250
Series D-5 1.95%, 5/1/33 (r)	10,000,000	10,000,000
California State Revenue Anticipation Notes, 3.00%, 6/30/05	10,000,000	10,061,618

	Principal
Municipal Obligations - Cont'd	Amount	Value
California - Cont'd
California Statewide Communities Development Authority
Special Tax Revenue VRDN:
2.15%, 6/1/19 (r)	$300,000	$300,000
2.15%, 5/1/22 (r)	1,970,000	1,970,000
California Statewide Communities Development MFH Special Tax
Revenue Bonds, 6.25%, 7/1/42 (mandatory put, 1/1/2005 @ 100)(r)	4,625,000	4,625,000
Central California Unified School District COPs, 2.00%, 2/1/24
(mandatory put, 2/1/2006 @ 100)(r)	2,000,000	1,995,000
Freemont California COPs, 1.70%, 8/1/25
(mandatory put, 8/1/2005 @ 100)(r)	4,430,000	4,422,558
Hesperia California Unified School District COPs, 2.00%, 2/1/28 (r)	10,000,000	10,000,000
Los Angeles County California Pension Obligation Refunding Revenue
VRDN, 1.94%, 6/30/07 (r)	1,300,000	1,300,000
Natomas California Unified School District COPs, 2.50%, 2/1/28
(mandatory put, 2/1/2005 @ 100)(r)	4,000,000	4,002,000
Oxnard California Financing Authority Revenue VRDN, 2.00%, 6/1/33(r)	13,000,000	13,000,000
Oxnard California Industrial Development Financing Authority Revenue
VRDN, 2.37%, 12/1/34 (r)	2,650,000	2,650,000
San Bernardino County California MFH Revenue Bonds, 6.25%, 7/1/42
(mandatory put, 12/1/2005 @ 100)	3,500,000	3,501,365
Santa Rosa California Water Revenue VRDN, 2.00%, 9/1/33 (r)	880,000	880,000
Sulphur Springs California Union School District COPs,
3.10%, 3/1/27(r)	2,500,000	2,536,600

Colorado - 4.0%
Arapahoe County Colorado Dove Valley Metropolitan District GO Bonds:
1.95%, 5/1/20 (mandatory put, 11/1/2005 @ 100)(r)	5,020,000	5,020,000
1.95%, 11/1/34 (mandatory put, 11/1/2005 @ 100)(r)	1,000,000	1,000,000
3.30%, 11/1/20 (mandatory put, 11/1/2005 @ 100)(r)	1,890,000	1,906,651
3.30%, 11/1/25 (mandatory put, 11/1/2005 @ 100)(r)	5,775,000	5,825,878
Colorado State Housing and Finance Authority Revenue Bonds,
1.75%, 8/1/05	8,000,000	7,982,400
Colorado State Housing and Finance Authority Revenue VRDN,
1.98%, 10/15/16 (r)	900,000	900,000
Denver City and County Colorado Airport Revenue Bonds:
4.00%, 11/15/05	1,300,000	1,321,099
4.00%, 11/15/06	6,610,000	6,799,310
5.00%, 11/15/07	5,200,000	5,516,420
Lakewood City Colorado Plaza Metropolitan District Public Number 1
Tax Allocation and Revenue Bonds, 7.125%, 12/1/10	7,500,000	7,730,325
Triview Colorado GO VRDN, 2.10%, 11/1/23 (r)	4,865,000	4,852,789

Connecticut - 0.3%
Connecticut State Health & Educational Facilities Authority
Revenue Bonds VRDN, 2.00%, 7/1/33 (r)	3,900,000	3,900,000

Delaware - 0.5%
Delaware State Health Facilities Authority Revenue VRDN, 2.25%, 6/1/32(r)	5,500,000	5,475,470
Wilmington Delaware School Project Revenue VRDN, 2.01%, 7/1/31 (r)	600,000	600,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
District of Columbia - 1.7%
District of Columbia COPs:
5.00%, 1/1/05	$3,000,000	$3,000,000
5.00%, 1/1/06	1,000,000	1,025,740
District of Columbia GO VRDN, 1.85%, 6/1/34 (r)	10,000,000	10,000,000
District of Columbia HFA Revenue Bonds, 2.80%, 1/1/05	4,140,000	4,140,000
District of Columbia Metropolitan Washington Airport Authority
System Revenue Bonds, 5.00%, 10/1/06	2,400,000	2,505,816

Florida - 2.8%
Gulf Breeze Florida Public Improvement Revenue VRDN:
1.99%, 12/1/20 (r)	1,575,000	1,575,000
2.00%, 3/31/21 (r)	2,370,000	2,370,000
Hillsborough County Florida MFH Revenue Bonds, 2.125%, 1/1/07	5,000,000	4,925,700
Lee County Florida Solid Waste System Revenue Bonds, 5.25%, 10/1/07	7,485,000	8,006,255
Miami-Dade County Florida IDA Revenue VRDN, 2.00%, 5/1/28 (r)	3,325,000	3,325,000
Palm Beach County Florida Revenue VRDN, 2.00%, 3/1/34 (r)	2,400,000	2,393,040
University Athletic Association, Inc., Revenue Bonds:
2.20%, 10/1/31 (mandatory put, 10/1/2005 @ 100)	6,400,000	6,404,352
2.80%, 10/1/31 (mandatory put, 10/1/2008 @ 100)(r)	1,285,000	1,282,931
Volusia County Florida School Board COPs, 4.50%, 8/1/06	3,960,000	4,051,516

Georgia - 0.3%
Columbus Georgia Downtown IDA Revenue Bonds, 5.61%, 7/1/29(r)	3,900,000	2,340,780
Georgia State Municipal Gas Authority Revenue VRDN, 2.00%, 11/1/07(r)	750,000	750,000
Monroe County Georgia Development Authority Revenue VRDN,
2.22%, 1/1/20 (r)	1,000,000	1,000,000

Hawaii - 1.1%
Hawaii State Department Budget and Finance Revenue VRDN,
2.20%, 12/1/21 (r)	5,196,500	5,196,500
Honolulu Hawaii MFH Revenue VRDN, 3.00%, 6/1/20 (r)	8,075,000	8,075,000

Idaho - 0.8%
Boise City Idaho MFH Revenue Bonds, 3.25%, 5/1/36
(mandatory put, 3/27/2006 @ 100)(r)	10,175,000	10,234,015

Illinois - 1.9%
Arlington Heights Illinois MFH Revenue VRDN, 2.07%, 5/1/24 (r)	4,230,000	4,230,000
Cook County Illinois Community Consolidated School District
GO Bonds:
4.00%, 1/1/06	1,000,000	1,017,610
4.00%, 1/1/07	3,590,000	3,707,931
Illinois State Health Facilities Authority Revenue VRDN,
2.00%, 1/1/16 (r)	3,100,000	3,100,000
Illinois State Housing Development Authority MFH Revenue VRDN,
1.94%, 11/1/33 (r)	3,500,000	3,500,000
Illinois State Metropolitan Pier and Exposition Authority Revenue
VRDN, 1.15%, 12/15/23 (r)	7,120,000	7,106,614

	Principal
Municipal Obligations - Cont'd	Amount	Value
Indiana - 4.3%
Allen County Indiana Economic Development Revenue VRDN,
2.30%, 11/1/09 (r)	$2,500,000	$2,500,000
Indiana State Development Finance Authority Revenue VRDN:
2.30%, 7/1/18 (r)	1,825,000	1,825,000
2.04%, 8/1/24 (r)	2,110,000	2,110,000
2.00%, 8/1/31 (r)	1,900,000	1,900,000
Indiana State Health Facility Financing Authority Revenue VRDN,
1.99%, 1/1/29 (r)	5,000,000	5,000,000
Indiana State Transportation Finance Airport Facilities Authority
Revenue Bonds, 2.50%, 11/1/18 (mandatory put, 11/1/2005 @100)(r)	20,000,000	20,000,000
Indianapolis Indiana Local Public Improvement Bond Bank,
1.50%, 1/18/05	5,000,000	5,000,000
Indianapolis Indiana MFH Revenue VRDN, 2.25%, 6/1/33 (r)	1,600,000	1,600,000
Lawrence Indiana Fort Harrison Reuse Authority Tax Allocation &
Revenue VRDN, 2.01%, 2/1/21 (r)	2,090,000	2,090,000
Portage Indiana Industrial Pollution Control Revenue VRDN,
2.30%, 5/1/18 (r)	2,150,000	2,150,000
Spencer County Indiana Industrial Pollution Control Revenue VRDN,
2.40%, 11/1/18 (r)	1,180,000	1,180,000
St. Joseph County Indiana Economic Development Revenue VRDN,
2.01%, 5/1/34 (r)	6,500,000	6,500,000

Iowa - 0.5%
Iowa State Transportation Tax and Revenue Anticipation Notes,
1.83%, 6/30/05	5,800,000	5,833,247

Kansas - 0.6%
Olathe Kansas Health Revenue Bonds, 2.00%, 9/1/22
(mandatory put, 9/1/2005 @ 100)(r)	7,250,000	7,240,937

Kentucky - 3.0%
Kentucky State Association of Counties Advance Revenue Program
Tax and Revenue Anticipation COPs, 3.00%, 6/30/05	10,000,000	10,063,989
Morehead Kentucky League of Cities Funding Trust Lease
Program Revenue VRDN, 2.01%, 6/1/34 (r)	4,700,000	4,700,000
Russell Kentucky Bon Secours Health System Revenue Bonds,
5.85%, 11/15/05	10,000,000	10,325,700
Russell Kentucky GO Bonds, 2.15%, 11/15/05 (r)	11,100,000	11,100,000

Louisiana - 3.2%
Louisiana Local Government Environmental Facilities and Community
Development Authority Revenue Bonds, 6.25%, 7/1/05	5,400,000	5,399,838
Louisiana Local Government Environmental Facilities and Community
Development Authority Revenue VRDN, 6.25%, 12/1/07 (r)	16,000,000	15,999,520
Louisiana State Correctional Facilities Corporate Lease Revenue Bonds:
5.00%, 12/15/05	4,340,000	4,451,278
5.00%, 12/15/06	4,675,000	4,891,359
Louisiana State HFA Mortgage Revenue VRDN, 2.19%, 12/20/34 (r)	2,545,000	2,545,000
Louisiana State Offshore Terminal Authority Deepwater Port Revenue
VRDN, 2.15%, 10/1/21 (r)	5,000,000	4,995,250

	Principal
Municipal Obligations - Cont'd	Amount	Value
Maryland - 1.7%
Baltimore Maryland Revenue Bonds, 3.7145%, 12/1/09	$4,258,826	$4,258,826
Maryland State Community Development Administration Department
of Housing & Community Development Revenue Bonds,
2.05%, 3/1/20 (mandatory put, 12/5/2005 @ 100)(r)	13,000,000	12,967,370
Maryland State Health and Higher Educational Facilities Authority
Revenue VRDN:
1.98%, 1/1/29 (r)	737,000	737,000
2.00%, 4/1/31 (r)	2,995,000	2,995,000

Massachusetts - 4.5%
Massachusetts Bay Transportation Authority Revenue VRDN,
1.97%, 7/1/30 (r)	2,200,000	2,200,000
Massachusetts Commonwealth Commercial Paper, 1.90%, 1/25/05	10,000,000	10,000,000
Massachusetts State GO Bonds, 5.50%, 11/1/11	5,000,000	5,686,150
Massachusetts State GO VRDN, 1.25%, 11/1/14 (r)	4,995,000	4,989,056
Massachusetts State Health and Educational Facilities Authority Revenue
Bonds, 4.50%, 10/1/26 (mandatory put, 4/1/2006 @ 100)(r)	6,390,000	6,516,714
Massachusetts State Health and Educational Facilities Authority
Revenue SAVR, 1.90%, 6/1/35 (r)	15,000,000	15,000,000
Massachusetts State Health and Educational Facilities Authority
Revenue VRDN, 1.95%, 7/1/27 (r)	9,470,000	9,470,000

Michigan - 3.2%
Detroit Michigan Sewer Disposable Revenue Bonds, 1.55%, 7/1/31
(mandatory put, 8/4/2005 @ 100)(r)	1,000,000	1,000,000
Michigan State Higher Education Facilities Authority Revenue VRDN,
1.99%, 6/1/34 (r)	13,500,000	13,500,000
Michigan State Municipal Bonds Authority Revenue Bonds,
3.00%, 8/23/05	7,000,000	7,040,320
Michigan State Municipal Bonds Authority Revenue COPs,
2.05%, 9/1/31 (r)	16,975,000	16,975,000

Minnesota - 1.0%
Minnesota State Higher Education Facilities Authority Revenue VRDN,
2.03%, 4/1/27 (r)	1,135,000	1,135,000
Richfield Minnesota MFH Revenue VRDN, 2.00%, 3/1/34 (r)	2,610,000	2,610,000
St. Paul Minnesota Port Authority Revenue Bonds, 3.00%, 7/1/12
(mandatory put, 7/1/2006 @ 100)	5,300,000	5,262,211
St. Paul Minnesota Port Authority Revenue VRDN, 2.43%, 6/1/19 (r)	2,770,000	2,770,000

Mississippi - 0.8%
Mississippi State Development Bank Special GO VRDN:
2.09%, 6/1/20 (r)	1,715,000	1,715,000
2.09%, 10/1/20 (r)	3,170,000	3,170,000
Mississippi State Development Bank SO Revenue VRDN,
2.09%, 12/1/23 (r)	5,000,000	5,000,000

Missouri - 0.7%
St. Louis Missouri Municipal Finance Corp. Leasehold Revenue Bonds,
4.00%, 7/15/06	8,540,000	8,765,371

	Principal
Municipal Obligations - Cont'd	Amount	Value
Nebraska - 0.2%
Nebraska State Educational Finance Authority Revenue VRDN,
2.22%, 3/1/33 (r)	$1,900,000	$1,900,000

New Jersey - 0.4%
New Jersey State GO VRDN, 2.05%, 6/24/05 (r)	5,200,000	5,200,000

New York - 4.4%
Albany New York IDA Revenue VRDN, 2.05%, 6/1/34 (r)	6,425,000	6,425,000
Monroe County New York IDA Revenue VRDN, 2.10%, 12/1/34 (r)	1,600,000	1,600,000
New York City New York GO Bonds:
5.00%, 8/1/05	9,400,000	9,559,988
5.45%, 8/1/05 (prerefunded series L)	2,100,000	2,142,546
5.45%, 8/1/05 (unrefunded series L)	7,900,000	8,054,366
5.00%, 8/1/07	5,000,000	5,307,100
New York City New York GO VRDN, 1.95%, 8/1/15 (r)	2,500,000	2,500,000
New York City New York Municipal Water Finance Authority Revenue
VRDN, 2.20%, 6/15/33 (r)	150,000	150,000
New York City New York Transitional Finance Authority Revenue
VRDN, 2.02%, 2/1/29 (r)	1,435,000	1,435,000
New York State Urban Development Corp. Correctional and Youth
Facility Services Revenue Bonds:
5.00%, 1/1/05	500,000	500,000
5.00%, 1/1/06	5,000,000	5,133,200
5.25%, 1/1/21 (mandatory put, 1/1/2009 @ 100)	4,000,000	4,356,080
New York Tri-Borough Bridge and Tunnel Authority Revenue Bonds,
5.125%, 1/1/22 (Prerefunded 1/1/12 @ 100)	5,000,000	5,626,050

North Carolina - 0.3%
North Carolina State Capital and Educational Facilities Revenue
VRDN, 1.99%, 12/1/31 (r)	3,655,000	3,655,000

North Dakota - 0.4%
Three Affiliated Tribes of the Fort Berthold Reservation Revenue Bonds,
5.35%, 11/1/19 (r)	4,360,000	4,340,947

Ohio - 1.2%
Akron Bath Copley Joint Township Ohio Hospital District Revenue
VRDN, 2.01%, 11/1/34 (r)	5,000,000	5,000,000
Ohio State Higher Educational Facilities Authority Revenue VRDN:
2.05%, 9/1/26 (r)	1,010,000	1,010,000
1.35%, 12/1/33 (r)	8,225,000	8,221,957

Oklahoma - 1.5%
Oklahoma State Housing Development Authority Revenue Bonds,
5.30%, 11/1/05	5,625,000	5,758,144
Tulsa County Oklahoma IDA Revenue Bonds, 5.00%, 4/20/47	3,025,000	1,178,237
Tulsa Oklahoma MFH Revenue Notes, 6.25%, 3/1/05 (e)	14,200,000	10,632,250

	Principal
Municipal Obligations - Cont'd	Amount	Value
Pennsylvania - 4.8%
Allegheny County Pennsylvania IDA Revenue Bonds 1.875%, 5/1/31
(mandatory put, 5/1/2005 @ 100)(r)	$6,000,000	$5,993,760
Allegheny County Pennsylvania IDA Revenue VRDN, 2.06%, 6/1/22(r)	1,000,000	1,000,000
Beaver County Pennsylvania IDA Pollution Control Revenue VRDN,
1.98%, 6/1/30 (r)	1,000,000	1,000,000
Cumberland County Pennsylvania Municipal Authority
Retirement Community Revenue VRDN, 2.00%, 1/1/35 (r)	2,000,000	2,000,000
Erie Pennsylvania Higher Educational Building Authority Revenue Bonds,
3.25%, 11/1/23 (mandatory put, 11/1/2006 @ 100)(r)	5,475,000	5,533,692
Pennsylvania State Higher Educational Facilities Authority
Revenue Bonds:
series E4 1.70%, 11/1/29 (mandatory put, 11/1/2005 @ 100)(r)	3,900,000	3,886,389
series E5 1.70%, 11/1/29 (mandatory put, 11/1/2005 @ 100)(r)	10,100,000	10,064,751
4.00%, 11/1/32 (mandatory put, 11/1/2005 @ 100)(r)	3,500,000	3,552,885
2.75%, 11/1/34 (mandatory put, 11/1/2007 @ 100)(r)	5,070,000	5,069,341
Pennsylvania State Higher Educational Facilities Authority Revenue
VRDN:1.95%, 11/1/27 (r)	10,000,000	10,000,000
Philadelphia Pennsylvania Tax and Revenue Anticipation Notes,
3.00%, 6/30/05	10,000,000	10,072,933

Puerto Rico - 1.7%
Puerto Rico Commonwealth GO Bonds, 5.00%, 7/1/18
(mandatory put, 7/1/2008 @ 100)(r)	14,625,000	15,683,119
Puerto Rico Commonwealth Housing Finance Corp. Revenue VRDN,
2.10%, 2/7/10 (r)	4,705,000	4,705,000

Rhode Island - 0.8%
Rhode Island State Housing and Mortgage Financing Corp.
Revenue Bonds, 3.375%, 11/1/05	10,000,000	10,085,700

South Carolina - 2.1%
Dorchester County South Carolina IDA Revenue VRDN,
2.22%, 10/1/24 (r)	5,100,000	5,100,000
Greenwood County South Carolina Hospital Revenue VRDN,
1.99%, 10/1/23 (r)	4,330,000	4,330,000
South Carolina State MFH Revenue Notes, 6.25%, 1/1/05 (i)	16,300,000	15,568,130

Tennessee - 1.6%
Knoxville Tennessee Utilities Board Revenue VRDN, 2.16%, 1/15/05(r)	1,290,000	1,290,000
Sevier County Tennessee Public Building Authority Revenue VRDN:
2.00%, 6/1/10 (r)	1,865,000	1,865,000
series III-A-4 2.00%, 6/1/17 (r)	950,000	950,000
series II-E-3 2.00%, 6/1/17 (r)	2,700,000	2,700,000
series III-A-2 2.00%, 6/1/18 (r)	4,660,000	4,660,000
series III-B-3 2.00%, 6/1/18 (r)	270,000	270,000
2.00%, 6/1/19 (r)	3,700,000	3,700,000
2.00%, 6/1/20 (r)	190,000	190,000
2.00%, 6/1/21 (r)	1,500,000	1,500,000
2.00%, 6/1/30 (r)	1,390,000	1,390,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Tennessee - Cont'd
Shelby County Tennessee Health Educational and Housing Facilities
Board Revenue VRDN:
2.02%, 12/1/13 (r)	$1,300,000	$1,300,000
2.03%, 5/1/16 (r)	100,000	100,000

Texas - 13.4%
Dallas Texas GO Bonds:
3.25%, 2/15/05	14,870,000	14,894,089
4.00%, 2/15/06	5,700,000	5,819,073
4.00%, 2/15/07	4,515,000	4,677,269
El Paso County Texas Housing Finance Corp. MFH Revenue Bonds,
6.25%, 8/1/32 (mandatory put, 8/1/2005 @ 100)	10,000,000	9,998,200
Harris County Texas GO Bonds, 5.00%, 10/1/09	5,130,000	5,353,463
Houston Texas Airport System Revenue Bonds, 6.00%, 7/1/07	4,030,000	4,356,551
Red River Texas Educational Finance Revenue Bonds,
3.10%, 12/1/31 (mandatory put, 12/1/2004 @ 100)(r)	2,500,000	2,500,000
Tarrant County Texas Health Facilities Development Authority Corp.
Revenue Bonds, 6.25%, 4/1/32	12,935,000	12,936,035
Tarrant County Texas Housing Finance Corp. Revenue Bonds:
6.25%, 3/1/04 (b) (f)	13,100,000	9,170,000
6.25%, 6/1/04 (g)	6,000,000	4,500,000
6.25%, 4/1/07 (h)	7,450,000	7,077,500
Texas State Tax and Revenue Anticipation Notes, 3.00%, 8/31/05	65,000,000	65,593,927
Weslaco Texas Health Facilities Development Corp. VRDN,
2.05%, 6/1/23 (r)	15,475,000	15,475,000

Utah - 0.1%
Utah State Municipal Securities Trust Certificates Revenue VRDN,
2.15%, 5/6/13 (r)	670,000	670,000

Vermont - 3.7%
Vermont State Educational and Health Buildings Financing Agency
Revenue VRDN:
2.29%, 11/1/21 (r)	5,100,000	5,100,000
2.01%, 10/1/30 (r)	3,260,000	3,260,000
2.07%, 1/1/33 (r)	3,845,000	3,845,000
2.01%, 7/1/33 (r)	2,000,000	2,000,000
Vermont State Student Assistance Corp. Revenue, 2.25%, 6/15/05	30,400,000	30,400,000

Virginia - 2.7%
Chesapeake Virginia IDA Revenue Bonds, 5.25%, 2/1/08	3,000,000	3,094,740
Louisa Virginia IDA Solid Waste and Sewer Disposal Revenue Bonds:
2.35%, 4/1/22 (mandatory put, 4/1/2007 @ 100)(r)	10,000,000	9,832,400
2.30%, 3/1/31 (mandatory put, 3/1/2007 @ 100)(r)	10,000,000	9,829,900
Portsmouth Virginia IDA Revenue VRDN, 2.00%, 11/1/27 (r)	3,110,000	3,110,000
Suffolk Virginia IDA Revenue VRDN, 2.10%, 10/1/31 (r)	1,000,000	1,000,000
Virginia State Housing Development Authority Revenue Bonds,
3.75%, 1/1/05	6,160,000	6,160,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Washington - 0.7%
Portland Washington GO Bonds, 5.25%, 9/1/05	$1,485,000	$1,515,829
Seattle Washington Municipal Light and Power Revenue Bonds,
1.80%, 7/13/05 (r)	7,000,000	7,000,000

West Virginia - 2.6%
Weirton West Virginia Municipal Hospital Building Revenue Bonds,
2.30%, 12/1/31 (r)	9,335,000	9,335,000
West Virginia State Economic Development Authority Commercial
Revenue Bonds, 8.00%, 4/1/25 (r)	23,000,000	22,467,090

Wisconsin - 1.0%
Wisconsin State Health and Educational Facilities Authority Revenue
VRDN, 2.05%, 11/1/23 (r)	5,765,000	5,765,000
Wisconsin State Petroleum Revenue Bonds, 5.00%, 7/1/07	6,000,000	6,238,440

Wyoming - 0.1%
Gillette Wyoming Pollution Control Revenue VRDN, 2.03%, 1/1/18 (r)	1,000,000	1,000,000

Other - 4.1%
ABN AMRO MuniTops Certificate Trust VRDN:
2.02%, 7/4/07 (r)	800,000	800,000
2.02%, 7/5/06 (r)	2,600,000	2,600,000
Charter Mac Equity Issuer Trust MFH Revenue Bonds,
3.25%, 3/15/07 (mandatory put, 3/15/2005 @ 100)(a)(r)	15,000,000	15,008,250
Class B Certificate Trust Revenue COPs, 2.34%, 7/1/41 (r)	5,000,000	5,000,000
Koch Floating Rate Trust Revenue VRDN, 2.19%, 4/1/09 (r)	953,629	953,629
Munimae Trusts:
4.60%, 1/13/11 (mandatory put, 12/17/2006 @ 100)	7,045,000	7,216,687
4.60%, 12/16/16 (mandatory put, 12/17/2006 @ 100)	7,805,000	7,996,613
Roaring Fork Municipal Products LLC VRDN:
2.07%, 5/1/22 (a) (r)	5,000,000	5,000,000
2.07%, 5/1/33 (r)	1,000,000	1,000,000
2.07%, 12/1/33 (r)	1,000,000	1,000,000
SunAmerica Trust Various States VRDN, 2.19%, 7/1/41 (r)	3,485,000	3,485,000

TOTAL INVESTMENTS (Cost $1,219,482,727) - 99.8%		1,207,780,050
Other assets and liabilities, net - 0.2%		2,227,686
Net Assets - 100%		$1,210,007,736

net assets consist of:
Paid-in capital applicable to 114,000,958 shares of
beneficial interest, unlimited number of no par shares authorized		$1,223,802,939
Undistributed net investment income		112,283
Accumulated net realized gain (loss) on investments		(2,204,809)
Net unrealized appreciation (depreciation)on investments		(11,702,677)

Net Assets		$1,210,007,736

Net Asset Value Per Share		$10.61

See notes to statements of net assets and notes to financial statements.

Long-Term Portfolio

Statement of Net Assets

December 31, 2004

	Principal
Municipal Obligations - 98.6%	Amount	Value
Alabama - 2.6%
Mobile County Alabama GO Bonds, 5.25%, 8/1/18	$1,500,000	$1,660,575

Arizona - 4.4%
University of Arizona COPs, 5.50%, 6/1/15	2,470,000	2,765,857

California - 16.2%
California Educational Facilities Authority Revenue Bonds,
6.625%, 6/1/20	1,490,000	1,639,372
California State Department of Water Resources Revenue Bonds,
5.375%, 5/1/17	2,000,000	2,217,740
Covina-Valley California Unified School District Revenue Bonds,
5.50%, 8/1/26	2,400,000	2,644,704
Hawaiian Gardens California Public Finance Authority Revenue Bonds:
5.25%, 12/1/22	1,475,000	1,606,998
5.25%, 12/1/23	1,000,000	1,085,260
Perris Union High School District Capital Appreciation Certificates,
Zero Coupon through 10/1/05, 6.00% thereafter to 10/1/30	1,000,000	1,032,320

Colorado - 4.9%
Lakewood City Colorado Plaza Metropolitan District Public Number 1
Tax Allocation and Revenue Bonds, 8.00%, 12/1/25	2,000,000	2,087,060
Pitkin County Colorado Industrial Development Revenue VRDN,
2.20%, 4/1/16 (r)	1,000,000	1,000,000

Florida - 9.0%
Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,765,140
Dade County Florida IDA Revenue Bonds, 8.00%, 6/1/22	1,315,000	1,343,365
Sunrise Florida Excise Tax and Special Assessment Revenue Bonds,
5.00%, 10/1/28	1,500,000	1,569,900

Illinois - 2.8%
Illinois State Metropolitan Pier and Exposition Authority
Dedicated State Tax Revenue Bonds, 5.75%, 6/15/41	500,000	559,765
Illinois State Student Assistance Community Student Loan
Revenue Bonds, 5.10%, 9/1/08	1,135,000	1,219,047

Louisiana - 1.7%
Louisiana Local Government Environmental Facilities and
Community Development Authority Revenue Bonds, 6.30%, 7/1/30	1,000,000	1,097,030

Maryland - 1.8%
Cecil County Maryland Health Department COPs, 7.875%, 7/1/14	919,000	923,595
Maryland State Economic Development Corp. Revenue Bonds,
8.625%, 10/1/19 (j)	500,000	218,780

	Principal
Municipal Obligations - Cont'd	Amount	Value
Michigan - 10.1%
Ann Arbor Michigan School District Revenue Bonds, 4.75%, 5/1/29	$1,000,000	$1,002,930
University of Michigan Revenue Bonds, 5.25%, 12/1/20	3,000,000	3,203,940
Wayne Charter County Michigan Airport Refunding Bonds,
5.50%, 12/1/15	2,000,000	2,196,300

New Mexico - 3.8%
University of New Mexico Revenue Bonds, 5.00%, 1/1/20	2,310,000	2,427,671

New York - 3.0%
New York State Urban Development Corp. Revenue Bonds,
5.25%, 1/1/14	1,685,000	1,897,125

Ohio - 8.6%
Ohio State Higher Educational Facilities Authority Revenue Bonds,
5.00%, 12/1/34	2,500,000	2,571,000
Warren City Ohio School District GO Bonds, 5.00%, 12/1/28	2,750,000	2,852,355

Oklahoma - 2.4%
Citizen Potawatomi Nation Revenue Bonds, 6.50%, 9/1/16	1,500,000	1,519,395

Rhode Island - 0.9%
Rhode Island Port Authority and Economic Development Corp.
Airport Revenue Bonds, 7.00%, 7/1/14	500,000	596,795

South Carolina - 1.7%
Charleston County South Carolina Resource Recovery Revenue Bonds,
5.10%, 1/1/08	1,025,000	1,096,658

Tennessee - 3.6%
Sevier County Tennessee Public Building Authority Revenue VRDN,
2.18%, 6/1/24 (r)	2,300,000	2,300,000

Texas - 6.9%
Edcouch Elsa Texas Independent School District GO Bonds,
5.50%, 2/15/30	900,000	972,738
North Forest Texas Independent School District GO Bonds,
6.25%, 8/15/16	1,045,000	1,080,049
Tarrant County Texas Health Facilities Development Corp.
Revenue Bonds, 5.75%, 2/15/15	2,000,000	2,301,120

Utah - 2.7%
Utah State Building Ownership Authority Lease Revenue Bonds,
5.00%, 5/15/20	1,620,000	1,723,939

Virgin Island - 1.8%
Virgin Islands Public Finance Authority Revenue Bonds,
6.375%, 10/1/19	1,000,000	1,153,300

	Principal
Municipal Obligations - Cont'd	Amount	Value
Virginia - 3.0%
Chesterfield County Virginia IDA Pollution Control Revenue Bonds,
5.875%, 6/1/17	$1,700,000	$1,869,371

West Virginia - 4.8%
West Virginia State Economic Development Authority Revenue Bonds,
8.00%, 4/1/25 (r)	1,000,000	976,830
West Virginia University Revenue Bonds, 5.00%, 10/1/34	2,000,000	2,053,120

Wisconsin - 1.9%
Monroe Wisconsin School District GO Bonds, 5.25%, 4/1/16	1,115,000	1,221,003

TOTAL INVESTMENTS (Cost $60,394,580) - 98.6%		62,452,147
Other assets and liabilities, net - 1.4%		858,329
Net Assets - 100%		$63,310,476

net assets consist of:
Paid-in capital applicable to 3,804,884 Class A shares of
beneficial interest, unlimited number of no par shares authorized		$61,917,184
Undistributed net investment income		21,354
Accumulated net realized gain (loss) on investments		(489,999)
Net unrealized appreciation (depreciation)on investments		1,861,937

Net Assets		$63,310,476

Net Asset Value Per Share		$16.64

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
10 Year U.S. Treasury Notes	180	3/05	$20,148,750	($195,630)

See notes to statements of net assets and notes to financial statements.

Notes to Statements of Net assets

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) This security was valued by the Board of Trustees. See Note A.

(e) Security has been restructured from an original maturity date of October 15, 2003. Security is currently in default for interest. Accrued interest as of December 31, 2004 totaled $838,611 and includes past due interest accrued since and due on March 1, 2004. Interest has continued to accrue, as the Advisor believes that it is likely that a refinancing will result in the recovery of accrued interest and settlement of principal.

(f) Security has been restructured from an original maturity date of March 1, 2002. Security is currently in default for both principal and interest. Accrued interest as of December 31, 2004 totaled $1,019,667 and includes past due interest accrued since and due on March 1, 2004.

(g) Security has been restructured from an original maturity date of October 1, 2002. Security is currently in default for both principal and interest. Accrued interest as of December 31, 2004 totaled $281,250 and includes past due interest accrued since and due on June 1, 2004. Interest has continued to accrue, as the Advisor believes that it is likely that a refinancing through a securitization will result in the recovery of accrued interest and settlement of principal.

(h) Security is currently in default for interest. Accrued interest as of December 31, 2004 totaled $385,625 and includes past due interest accrued since and due on April 1, 2004. Subsequent to year end, interest payments totaling $152,813 were applied towards past due interest. Interest has continued to accrue, as the Advisor believes that it is likely that a refinancing through a securitization will result in the recovery of accrued interest and settlement of principal.

(i) Security has been restructured from an original maturity date of March 1, 2004. Subsequent to year end, the security defaulted for both principal and interest. Accrued interest as of December 31, 2004 totaled $509,425 and includes past due interest accrued since and due on September 1, 2004. Interest has continued to accrue, as the Advisor believes that it is likely that a refinancing through a securitization will result in the recovery of accrued interest and settlement of principal. Subsequent to year end, interest payments totaling $300,000 were applied towards past due interest.

(j) Interest payments have been deferred until July 1, 2005. At December 31, 2004 accumulated deferred interest totaled $71,526 and includes interest accrued since and due on October 1, 2003.

(r) The coupon rate shown on floating or Adjustable rate securities represents the rate at period end.

Certain securities have optional or mandatory tender features which give them a shorter effective maturity date.

Explanation of Guarantees:

BPA: Bond-Purchase Agreement

CF: Credit Facility

GA: Guaranty Agreement

CA: Collateral Agreement

LOC: Letter of Credit

C/LOC: Collateralized LOC

SWAP: Swap Agreement

Abbreviations:
COPs: Certificates of Participation
FGIC: Federal Guaranty Insurance Company	IDA: Industrial Development Authority LLC: Limited Liability Corporation
FHLB: Federal Home Loan Bank	LO: limited Obligation
FHLMC: Federal Home Loan Mortgage Corp.	MBIA: Municipal Bond Insurance Association
FNMA: Fannie Mae	MFH: Multi-Family Housing
FSA: Financial Security Advisor	SAVR: Select Action Variable Rate
GO: General Obligation	SO: Special Obligation
HFA: Housing Finance Authority	VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statements of Operations

Year Ended December 31, 2004

	Money Market	Limited-Term	Long-Term
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$14,638,311	$36,583,267	$3,180,921

Expenses:
Investment advisory fee	2,489,634	7,620,262	399,126
Transfer agency fees and expenses	1,577,188	845,534	37,248
Distribution Plan expenses:
Class A	--	--	59,869
Trustees' fees and expenses	62,831	88,223	4,012
Administrative fees:
Class O	2,882,057	--	--
Class A	--	74,228	3,241
Institutional Class	25,636	--	--
Accounting fees	89,899	99,290	16,115
Custodian fees	69,009	92,887	17,134
Insurance	278,765	14,192	718
Registration fees	46,547	75,433	15,703
Reports to shareholders	248,005	112,263	14,559
Professional fees	22,886	34,772	19,348
Miscellaneous	142,352	35,026	2,300
Total expenses	7,934,809	9,092,110	589,373
Fees waived:
Class A	--	--	(3,241)
Class O	(58,276)	--	--
Institutional Class	(2,696)	--	--
Fees paid indirectly	(26,746)	(24,624)	(3,287)
Net expenses	7,847,091	9,067,486	582,845

Net Investment Income	6,791,220	27,515,781	2,598,076

Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on:
Investments	(28,863)	(2,215,428)	502,156
Futures	--	--	(987,642)
	(28,863)	(2,215,428)	(485,486)

Net increase from payments by Affiliates	131,488	--	--

Change in unrealized appreciation (depreciation) on:
Investments	--	(16,694,569)	(664,975)
Futures	--	--	(195,630)
	--	(16,694,569)	(860,605)

Net Realized and Unrealized
Gain (Loss) on Investments	102,625	(18,909,997)	(1,346,091)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$6,893,845	$8,605,784	$1,251,985

See notes to financial statements.

Money Market Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$6,791,220	$6,295,058
Net realized gain (loss)	(28,863)	(40,158)
Net increase from payments by Affiliates	131,488	--

Increase (Decrease) in Net Assets
Resulting from Operations	6,893,845	6,254,900

Distributions to shareholders from:
Net investment income:
Class O shares	(6,355,582)	(5,114,288)
Institutional Class shares	(442,422)	(1,221,933)
Class T shares	--	(6)
Total distributions	(6,798,004)	(6,336,227)

Capital share transactions:
Shares sold:
Class O shares	856,553,354	774,611,497
Institutional Class shares	615,007,218	1,188,045,395
Class T shares	--	27,376
Shares issued from merger:
Class O	--	246,376,295
Reinvestment of distributions:
Class O shares	6,255,274	5,062,726
Institutional Class shares	209,602	467,449
Class T shares	--	5
Shares redeemed:
Class O shares	(961,078,976)	(944,432,245)
Institutional Class shares	(682,699,802)	(1,264,802,071)
Class T shares	--	(34,022)
Total capital share transactions	(165,753,330)	5,322,405

Total Increase (Decrease) in Net Assets	(165,657,489)	5,241,078

Net Assets
Beginning of year	1,264,515,116	1,259,274,038
End of year (including undistributed net investment
income of $35,729 and $45,913, respectively)	$1,098,857,627	$1,264,515,116

See notes to financial statements.

	Year Ended	Year Ended
	December 31,	December 31,
Capital Share Activity	2004	2003
Shares sold:
Class O shares	856,553,354	774,611,497
Institutional Class shares	615,007,218	1,188,045,396
Class T shares	--	27,376
Shares issued from merger:
Class O shares	--	246,393,863
Reinvestment of distributions:
Class O shares	6,255,274	5,062,726
Institutional Class shares	209,602	467,449
Class T shares	--	5
Shares redeemed:
Class O shares	(961,078,976)	(944,432,245)
Institutional Class shares	(682,699,802)	(1,264,802,071)
Class T shares	--	(34,022)
Total capital share activity	(165,753,330)	5,339,974

See notes to financial statements.

Limited-Term Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$27,515,781	$29,403,718
Net realized gain (loss)	(2,215,428)	448,468
Change in unrealized appreciation or (depreciation)	(16,694,569)	(807,736)

Increase (Decrease) in Net Assets
Resulting from Operations	8,605,784	29,044,450

Distributions to shareholders from:
Net investment income	(27,560,484)	(29,220,951)
Net realized gain	--	(552,671)
Total distributions	(27,560,484)	(29,773,622)

Capital share transactions:
Shares sold	606,704,553	1,080,141,123
Reinvestment of distributions:	19,640,761	20,798,417
Redemption fees	164	--
Shares redeemed	(1,056,739,266)	(789,288,136)
Total capital share transactions	(430,393,788)	311,651,404

Total Increase (Decrease) in Net Assets	(449,348,488)	310,922,232

Net Assets
Beginning of year	1,659,356,224	1,348,433,992
End of year (including undistributed net investment
income of $112,283 and $167,605, respectively)	$1,210,007,736	$1,659,356,224

Capital Share Activity
Shares sold	56,714,687	100,409,307
Reinvestment of distributions	1,842,312	1,935,206
Shares redeemed	(99,054,653)	(73,386,682)
Total capital share activity	(40,497,654)	28,957,831

See notes to financial statements.

Long-Term Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$2,598,076	$3,307,494
Net realized gain (loss)	(485,486)	927,657
Change in unrealized appreciation or (depreciation)	(860,605)	(579,428)

Increase (Decrease) in Net Assets
Resulting from Operations	1,251,985	3,655,723

Distributions to shareholders from:
Net investment income	(2,589,353)	(3,301,188)
Net realized gain	--	(872,412)
Total distributions	(2,589,353)	(4,173,600)

Capital share transactions:
Shares sold	4,375,048	35,973,986
Reinvestment of distributions	2,167,250	3,432,510
Shares redeemed	(13,442,045)	(41,572,012)
Total capital share transactions	(6,899,747)	(2,165,516)

Total Increase (Decrease) in Net Assets	(8,237,115)	(2,683,393)

Net Assets
Beginning of year	71,547,591	74,230,984
End of year (including undistributed net investment income
of $21,354 and $13,008, respectively)	$63,310,476	$71,547,591

Capital Share Activity
Shares sold	261,574	2,089,383
Reinvestment of distributions	130,084	202,227
Shares redeemed	(812,708)	(2,424,844)
Total capital share activity	(421,050)	(133,234)

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Tax-Free Reserves (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of four separate portfolios, three of which are reported herein: Money Market, Limited-Term and Long-Term. Money Market and Limited-Term are registered as diversified portfolios and Long-Term as a non-diversified portfolio. The operations of each Portfolio are accounted for separately. Each Portfolio offers shares of beneficial interest. Money Market Class O and Institutional Class shares are sold without a sales charge. Institutional Class shares require a minimum account balance of $1,000,000 and have a lower expense ratio than Class O shares. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class T shares ceased operations on May 23, 2003 and were sold to investors with brokerage accounts at The Advisors Group, Inc. Class A shares of Limited-Term and Long-Term are sold with a maximum front-end sales charge of 1.00% and 3.75%, respectively.

On December 19, 2003, the net assets of Calvert Tax-Free Reserves California Money Market Portfolio (California Money Market) merged into the Calvert Tax-Free Reserves Money Market Portfolio (Money Market). The merger was accomplished by a tax-free exchange of 246,393,863 shares of Money Market for 246,393,863 shares of California Money Market outstanding on December 19, 2003. The California Money Market's net assets as of December 19, 2003, including $20,412 of accumulated net realized loss were combined with those of Money Market.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. All securities for Money Market are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2004, securities valued at $9,170,000, or 0.8% of net assets, of the Limited-Term Portfolio, were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Portfolios may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly for Money Market; dividends from net investment income are declared and paid monthly for Limited-Term and Long-Term. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Redemption Fee: Effective February 1, 2004, the Limited-Term and Long-Term Portfolios began to charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (Long-Term) or five days of purchase (Limited-Term) in the same Portfolio. The redemption fee is paid to the Portfolio, and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Trustees of the Fund. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

	First	Next	Over
	$500 Million	$500 Million	$1 Billion
Money Market	.25%	.20%	.15%
Limited-Term	.60%	.50%	.40%
Long-Term	.60%	.50%	.40%

Under terms of the agreement $293,541, $683,061, and $44,954 was payable at year end for Money Market, Limited-Term, and Long Term, respectively.

The Advisors Group, Inc. ("TAG"), also a wholly-owned subsidiary of Ameritas Acacia, is a broker-dealer. TAG offered Class T shares as a sweep account for its brokerage customers.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O and Institutional Class of Money Market pay annual rates of .26% and .05%, respectively, based on their average daily net assets. The remaining portfolios of the Fund pay monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. Under terms of the agreement $238,996 and $6,112 was payable at year end for Money Market and Limited-Term, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan adopted by Class A of Long-Term allows the Portfolio to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .35% on Long-Term. Under terms of the agreement $4,825 was payable at year end for Long-Term.

The Distributor received $118,440 and $14,165 as its portion of commissions charged on sales of Limited-Term and Long-Term, respectively during the year ended December 31, 2004.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $776,160, $69,808, and $4,184 for the year ended December 31, 2004 for Money Market, Limited-Term and Long-Term, respectively. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent. Under terms of the agreement $91,464, $6,407, and $383 was payable at year end for Money Market, Limited-Term, and Long-Term, respectively.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

On December 31, 2004, the Advisor voluntarily contributed $57,730 and $73,758 to Money Market's Class O and Class I shares, respectively, to offset some embedded capital losses in the Fund's NAV, which are not deductible for tax purposes. This transaction was deemed a "payment by affiliate." This payment by affiliate is not available for distribution and therefore does not affect total return.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Limited-Term	Long-term
Purchases	$267,446,329	$93,993,295
Sales	458,870,884	105,724,186

Money Market held only short-term investments.

The following table presents the cost of investments for federal income tax purposes, the components of net unrealized appreciation (depreciation) as of December 31, 2004 and the net capital loss carryforwards with expiration dates as of December 31, 2004.

	Money Market	Limited-Term	Long-Term
Federal income tax cost	$1,063,231,326	$1,219,480,492	$60,386,096
Unrealized appreciation	--	2,742,812	2,377,780
Unrealized (depreciation)	--	(14,443,254)	(311,729)
Net appreciation (depreciation)	--	($11,700,442)	$2,066,051

Capital Loss Carryforwards

Expiration Date	Money Market	Limited-Term	Long-Term
December 31, 2012	$25,463	$2,204,809	$683,754

Capital loss carryforwards may be utilized to offset current and future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

Money Market	2004	2003
Distributions paid from:
Tax-exempt income	$6,766,845	$6,335,381
Ordinary income	31,159	846
Total	$6,798,004	$6,336,227

Limited-Term	2004	2003
Distributions paid from:
Tax-exempt income	$27,519,698	$29,323,901
Ordinary income	40,786	447,570
Long-term capital gain	--	2,151
Total	$27,560,484	$29,773,622

Long-Term	2004	2003
Distributions paid from:
Tax-exempt income	$2,588,721	$3,293,703
Ordinary income	632	10,020
Long-term capital gain	--	869,877
Total	$2,589,353	$4,173,600

As of December 31, 2004, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Money Market	Limited-Term	Long-Term
	Portfolio	Portfolio	Portfolio
Undistributed tax-exempt income	$35,729	$110,048	$10,995
Capital loss carryforward	(25,463)	(2,204,809)	(683,754)
Unrealized appreciation (depreciation)	--	(11,700,442)	2,066,051
Total	$10,266	($13,795,203)	$1,393,292

Reclassifications, as shown in the table below, have been made to the funds components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the treatment of market discount for federal tax purposes.

	Money Market	Limited-Term	Long-Term
Undistributed net investment income	($3,400)	($10,619)	($377)
Accumulated net realized gain (loss)	3,400	10,619	377

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are due to market discounts, futures contracts, and wash sales.

The Portfolios may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 under the Investment Company Act of 1940. For the year ended December 31, 2004, purchases and sales transactions were:

	Money Market	Limited-Term	Long-Term
Purchases	$678,117,153	$404,151,500	$20,970,000
Sales	446,902,947	740,488,831	7,450,000
Net realized gain	--	122	--

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at December 31, 2004. For the year ended December 31, 2004, borrowings by the Portfolios under the agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
Money Market	$804,410	1.90%	$9,214,748	April 2004
Limited-Term	768,086	2.07%	16,114,280	October 2004
Long-Term	28,206	1.72%	1,701,609	May 2004

Tax Information (Unaudited)

Money Market Portfolio designates $6,766,845 as exempt-interest dividends paid during the fiscal year ended December 31, 2004.

Limited-Term Portfolio designates $27,519,698 as exempt-interest dividends paid during the fiscal year ended December 31, 2004.

Long-Term Portfolio designates $2,588,721 as exempt-interest dividends paid during the fiscal year ended December 31, 2004.

Money Market Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
Class O Shares	2004	2003
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.006	.005
Distributions from
Net investment income	(.006)	(.005)
Net asset value, ending	$1.00	$1.00

Total return*	.58%(x)	.50%
Ratios to average net assets: A
Net investment income	.57%	.49%
Total expenses	.70%	.67%
Expenses before offsets	.69%	.67%
Net expenses	.69%	.67%
Net assets, ending (in thousands)	$1,069,129	$1,167,378

		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.009	.024	.039
Distributions from
Net investment income	(.009)	(.024)	(.039)
Net realized gain	--	**	--
Total distributions	(.009)	(.024)	(.039)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.89%	2.47%	3.95%
Ratios to average net assets: A
Net investment income	.90%	2.41%	3.87%
Total expenses	.68%	.63%	.65%
Expenses before offsets	.68%	.63%	.65%
Net expenses	.67%	.61%	.63%
Net assets, ending (in thousands)	$1,085,825	$1,254,312	$1,253,987

See notes to financial statements.

Money Market Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
Institutional Class	2004	2003
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.009	.008
Distributions from
Net investment income	(.009)	(.008)
Net asset value, ending	$1.00	$1.00

Total return*	.90%(x)	.83%
Ratios to average net assets: A
Net investment income	.87%	.85%
Total expenses	.38%	.35%
Expenses before offsets	.37%	.35%
Net expenses	.37%	.35%
Net assets, ending (in thousands)	$29,729	$97,137

		Years Ended
	December 31,	December 31,	December 31,
Institutional Class	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.012	.028	.042
Distributions from
Net investment income	.012	(.028)	(.042)
Net realized gain	--	**	--
Total distributions	(.012)	(.028)	(.042)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.24%	2.82%	4.30%
Ratios to average net assets: A
Net investment income	1.24%	2.82%	4.26%
Total expenses	.34%	.30%	.31%
Expenses before offsets	.34%	.30%	.31%
Net expenses	.34%	.28%	.29%
Net assets, ending (in thousands)	$173,443	$158,362	$300,393

See notes to financial statements.

Money Market Portfolio

Financial Highlights

	Periods Ended
	May 23,	December 31,	December 31,
Class T Shares	2003#(y)	2002	2001
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	**	.007	.022
Net realized gain (loss)	.001	--	--
Total from investment operations	.001	.007	.022
Distributions from
Net investment income	(.001)	(.007)	(.022)
Net realized gain	--	--	**
Total distributions	(.001)	(.007)	(.022)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.10%	.66%	2.25%
Ratios to average net assets: A
Net investment income	(.03%) (a)	.68%	2.21%
Total expenses	3.82% (a)	.90%	.85%
Expenses before offsets	1.05% (a)	.90%	.85%
Net expenses	1.05% (a)	.89%	.83%
Net assets, ending (in thousands)	$0	$7	$48,813

	Periods Ended
	December 31,	December 31,
Class T Shares	2000	1999(z)
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.037	.025
Distributions from
Net investment income	(.037)	(.025)
Net asset value, ending	$1.00	$1.00

Total return*	3.73%	2.50%
Ratios to average net assets: A
Net investment income	3.67%	2.90%(a)
Total expenses	.86%	.85%(a)
Expenses before offsets	.86%	.85%(a)
Net expenses	.85%	.84%(a)
Net assets, ending (in thousands)	$42,313	$37,053

See notes to financial statements.

Limited-Term Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
Class A Shares	2004	2003
Net asset value, beginning	$10.74	$10.74
Income from investment operations
Net investment income	.20	.20
Net realized and unrealized gain (loss)	(.13)	**
Total from investment operations	.07	.20
Distributions from
Net investment income	(.20)	(.20)
Net realized gain	--	**
Total distributions	(.20)	(.20)
Total increase (decrease) in net asset value	(.13)	.00
Net asset value, ending	$10.61	$10.74

Total return*	.62%	1.91%
Ratios to average net assets: A
Net investment income	1.80%	1.88%
Total expenses	.59%	.57%
Expenses before offsets	.59%	.57%
Net expenses	.59%	.57%
Portfolio turnover	39%	31%
Net assets, ending (in thousands)	$1,210,008	$1,659,356

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2002	2001	2000
Net asset value, beginning	$10.69	$10.66	$10.64
Income from investment operations
Net investment income	.28	.44	.45
Net realized and unrealized gain (loss)	.05	.03	.02
Total from investment operations	.33	.47	.47
Distributions from
Net investment income	(.28)	(.44)	(.45)
Net realized gain	**	--	--
Total distributions	(.28)	(.44)	(.45)
Total increase (decrease) in net asset value	.05	.03	.02
Net asset value, ending	$10.74	$10.69	$10.66

Total return*	3.11%	4.46%	4.53%
Ratios to average net assets: A
Net investment income	2.57%	4.09%	4.22%
Total expenses	.62%	.70%	.72%
Expenses before offsets	.62%	.70%	.72%
Net expenses	.62%	.69%	.70%
Portfolio turnover	47%	63%	82%
Net assets, ending (in thousands)	$1,348,434	$670,479	$463,465

See notes to financial statements.

Long-Term Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
Class A Shares	2004	2003
Net asset value, beginning	$16.93	$17.03
Income from investment operations
Net investment income	.65	.69
Net realized and unrealized gain (loss)	(.29)	.11
Total from investment operations	.36	.80
Distributions from
Net investment income	(.65)	(.69)
Net realized gains	--	(.21)
Total distributions	(.65)	(.90)
Total increase (decrease) in net asset value	(.29)	(.10)
Net asset value, ending	$16.64	$16.93

Total return*	2.20%	4.77%
Ratios to average net assets: A
Net investment income	3.91%	3.96%
Total expenses	.89%	.86%
Expenses before offsets	.88%	.85%
Net expenses	.88%	.85%
Portfolio turnover	151%	219%
Net assets, ending (in thousands)	$63,310	$71,548

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2002	2001	2000
Net asset value, beginning	$16.20	$16.46	$15.30
Income from investment operations
Net investment income	.70	.73	.77
Net realized and unrealized gain (loss)	1.02	(.13)	1.15
Total from investments	1.72	.60	1.92
Distributions from
Net investment income	(.72)	(.73)	(.76)
Net realized gains	(.17)	(.13)	--
Total distributions	(.89)	(.86)	(.76)
Total increase (decrease) in net asset value	.83	(.26)	1.16
Net asset value, ending	$17.03	$16.20	$16.46

Total return*	10.84%	3.68%	12.93%
Ratios to average net assets: A
Net investment income	4.22%	4.47%	4.89%
Total expenses	.87%	.87%	.90%
Expenses before offsets	.86%	.87%	.90%
Net expenses	.85%	.85%	.85%
Portfolio turnover	113%	85%	85%
Net assets, ending (in thousands)	$74,231	$63,329	$52,517

See notes to financial statements.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

** Amount was less than .001 per share.

(a) Annualized.

(x) The payment by affiliate (see Note B of Notes to Financial Statements) is not available for distribution and therefore does not affect total return.

(y) Per share figures are calculated using the Average Share Method.

(z) From March 1, 1999 inception.

# Class T ceased operations on May 23, 2003.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	President and CEO of the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	18
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited Senior Appraiser (business evaluation).	12
JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc. 2002.	20	Ariel Funds Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
ARTHUR J. PUGH DOB: 09/24/37	Trustee	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK DOB: 08/09/52	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
DAVID R. ROCHAT DOB: 10/07/37	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. DOB: 07/20/48	Trustee & Chair	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a venture capital firm.	23	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Tax-Free Reserves

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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December 31, 2004
Annual Report
Calvert Tax-Free Reserves
Vermont Municipal
Portfolio

Calvert Tax-
Free Reserves Vermont Municipal Portfolio

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
7

Report of Independent Registered Public Accounting Firm
8

Statement of Net Assets
9

Statement of Operations
11

Statements of Changes in Net Assets
12

Notes to Financial Statements
13

Financial Highlights
17

Explanation of Financial Tables
18

Proxy Voting and Availability of Quarterly Portfolio Holdings
20

Trustee and Officer Information Table
22

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Dear Shareholders:

Through the reporting year ended December 31, 2004, economic growth and corporate profits have maintained strength, though markets have certainly been influenced by concerns about the war in Iraq, record oil prices, the U.S. Presidential election, and rising interest rates.

The Federal Reserve's five increases in the Fed funds rate during 2004 were the most in a decade, but the result was a historically still-low 2.25% at the end of the year. With these moves, the Fed was attempting to support sustained economic growth while keeping inflation in check.

Other concerns affecting the economy and fixed-income markets included improving but still-slow job growth, high levels of household debt, a weakening dollar, large current account deficits and U.S. budget deficits.

Of course, the increase in short-term interest rates caused money market rates to rise as well. But longer interest rates rose in response to on high oil prices, which tend to act as a tax on consumers and therefore a drag on economic growth. So despite the third-busiest year ever for municipal bond issuance,1 long-term municipal bond yields stayed about the same. These varying influences were reflected across the results seen in our bond and money market portfolios.

Calvert News

Calvert continued our leadership in investment management excellence and corporate responsibility over the past year. I'm pleased to report that Calvert Asset Management Company (CAMCO), the team which manages the fixed income and money market funds, was featured in a number of leading financial publications during the year, including Kiplinger's, SmartMoney, and Bloomberg Magazine.

In June 2004, we launched the Calvert Women's Principles, the first global code of conduct for corporations that is focused on addressing gender inequalities and empowering, advancing, and investing in women worldwide. This landmark initiative has been making headlines in media in the U.S. and abroad, including The Wall Street Journal, BusinessWeek, The Christian Science Monitor, NPR Marketplace Morning Report, and Associated Press Worldstream.

With the introduction of several innovative tools for advisors and investors, Calvert once again received awards in 2004 for Web marketing excellence from the Web Marketing Association and Dalbar, a leading financial-services market research firm.

A Long-Term Perspective

In managing our funds, Calvert emphasizes a long-term approach and outlook, favoring fundamentally strong investments, diversified portfolios, and a disciplined process. We recommend the same approach to our shareholders. As always, we encourage investors to keep their long-term investment objectives front and center, avoiding reactions to short-term market and economic developments.

Working with a financial professional can help you gain important insights into investment markets, personal investment planning, and the discipline it takes to stay with a thoughtful strategy. Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2005

1. Source: The Bond Buyer and Thompson Financial Securities Data.

Portfolio Managers

Thomas A. Dailey

Dave Rochat

Emmett Long

Fund Information asset allocation Vermont long-term tax-exempt bonds NASDAQ symbol CGVTX CUSIP number 131620-70-0

Calvert Tax-Free Reserves Vermont Municipal Portfolio

Performance

For the 12-month reporting period ended December 31, 2004, Calvert Tax-Free Reserves Vermont Municipal Portfolio returned 2.44%, versus the benchmark Lehman Municipal Bond Index (at 4.48%) and the Lipper Other States Municipal Debt Funds Average (at 3.04%). Among the two Vermont funds in the Lipper Average, the Portfolio finished first for the period, outperforming its rival by 0.72%, according to Lipper Analytical Services, Inc.

Investment Climate

In 2004, the U.S. economy, as measured by GDP (gross domestic product), grew at a healthy pace of approximately 3.8%, featuring an improving labor market, steady personal consumption, solid business investment, and growing government spending. However, the U.S. current-account deficit was at a record high, and the U.S. dollar continued in its bear cycle, falling 6% against other major currencies. Headline measures of inflation, such as the Consumer Price Index (CPI), which includes food and energy prices, were affected by volatile and rising energy prices. The price of oil increased by 33% to $54 per barrel. Core measures of inflation, however, rose at a subdued pace, with the core CPI, which excludes food and energy prices, running at 2%.

In June, after holding the target Fed funds rate steady at 1% for one year, the Federal Open Market Committee (FOMC) raised the target Fed funds rate 0.25% and followed with a further 0.25% hike at each meeting for the remainder of the year. The target Fed funds rate on December 31, 2004 stood at 2.25%. Tax-exempt money-market rates rose in reaction to the hikes. Long-term municipal-bond yields were little changed, despite the Fed rate increases and near-record municipal-bond issuance, reflecting the small change in benchmark Treasury-bond yields. Municipal-bond credit quality remained strong.

comparative Investment Performance (Total Return)

(as of 12.31.04)

	CTFR	Lipper Other States	Lehman
	Vermont Municipal	Municipal Debt	Municipal Bond
	Portfolio	Funds Average	Index TR
6 month	3.80%	4.01%	5.19%
1 year	2.44%	3.04%	4.48%
5 year*	5.95%	5.97%	7.20%
10 year*	5.60%	5.77%	7.06%

Investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Portfolio Strategy

As interest rates on municipal bonds approached 5%, we shortened the Portfolio's duration, believing rates would move higher from the levels of late spring. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.) In view of an improving economy, the risks of inflation, and the Federal Reserve's raising short-term rates, we held to our short position throughout the second half of 2004. However, during that period, long-term municipal bond rates fell from their highs and short-term rates rose from their lows, causing the yield curve to flatten. (The 30-year municipal yields fell to 4.31% in the early spring, rose to 5.13% in June, and ended the year at 4.61%.)

In terms of sector allocations, the Portfolio was slightly overweight to Health Care, which was one of the best-performing sectors through 2004. However, we did not see the performance we expected from Electric Utilities or from Education. The result: our short-duration position and the underperformance of two higher-weighted sectors contributed to Portfolio underperformance relative to our benchmark.

Going forward

We believe Education and Electric Utilities are undervalued and should outperform in 2005. We also expect interest rates to rise throughout 2005, and as they do, we anticipate a lighter volume of Vermont-eligible securities will be issued. This situation should provide an opportunity for us to slightly restructure the Portfolio with higher-coupon securities. (Issuance of appropriate securities has been and will continue to be a challenge in our ability to make significant structural changes to the Portfolio.) We will remain vigilant in duration management to position the Portfolio competitively relative to its benchmark.

Growth of a hypothetical $10,000 investment

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Source: Lipper Analytical Services, Inc.

Portfolio statistics

monthly
dividend yield
12.31.04	3.31%
12.31.03	2.86%

30 day SEC yield
12.31.04	3.07%
12.31.03	3.14%

weighted
average maturity
12.31.04	12 years
12.31.03	14 years

effective duration
12.31.04	4.13 years
12.31.03	5.46 years

average annual
total return

as of 12.31.04
1 year	-1.41%
5 year	5.15%
10 year	5.19%
inception	5.46%
(4.01.91)

Outlook

Fed monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor overly restrictive. We believe that level is at least 3.5% and so expect the FOMC to continue the campaign of steady rate hikes unless the economy shows signs of great strain. The FOMC may increase the number and/or degree of rate hikes if inflation expectations notably increase. Much will depend on the economic data in 2005. The direction of municipal bond yields will depend on the direction of long-term Treasury yields, which are influenced by changing expectations for inflation, the weakening U.S. budget outlook, and demand for U.S. debt from foreign investors.

January 2005

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2004, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

% of Total
Economic Sectors	Investments

Bond Bank	12.0%
Education	19.2%
General Obligation	23.1%
General Revenue	2.2%
Housing	4.0%
Medical	10.3%
Pollution Control	1.8%
Transportation	7.8%
Utilities	19.6%

100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	7/1/04	12/31/04	7/1/04 - 12/31/04
Actual	$1,000.00	$1,038.00	$4.02
Hypothetical	$1,000.00	$1,021.19	$3.99

(5% return per

year before taxes)

* Expenses are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public accounting Firm

The Board of Trustees of Calvert Tax-Free Reserves and

Shareholders of Vermont Municipal Portfolio:

We have audited the accompanying statement of net assets of Vermont Municipal Portfolio (the "Fund"), a series of Calvert Tax-Free Reserves, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vermont Municipal Portfolio of Calvert Tax-Free Reserves as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 18, 2005

Statement of Net Assets
December 31, 2004

	Principal
Municipal Obligations - 98.2%	Amount	Value
Vermont - 77.8%
Burlington Vermont Electric Revenue Bonds:
6.375%, 7/1/10	$3,125,000	$3,663,000
5.375%, 7/1/12	1,405,000	1,593,312
Rutland County Vermont Solid Waste District Revenue Bonds:
6.50%, 11/1/05	105,000	108,516
6.55%, 11/1/06	100,000	106,642
6.60%, 11/1/07	100,000	109,835
6.70%, 11/1/08	100,000	112,758
6.75%, 11/1/09	100,000	115,031
6.80%, 11/1/10	100,000	116,810
6.80%, 11/1/11	100,000	118,097
6.85%, 11/1/12	100,000	119,019
University of Vermont and State Agriculture College Revenue Bonds,
5.125%, 10/1/27	1,000,000	1,045,440
Vermont Municipal Bonds Bank Revenue Bonds:
5.00%, 12/1/17	1,000,000	1,093,160
5.50%, 12/1/18	1,060,000	1,181,974
5.00%, 12/1/19	2,000,000	2,151,800
5.50%, 12/1/19	1,500,000	1,672,605
Vermont State Educational and Health Buildings Financing Agency
Revenue Bonds:
5.00%, 12/1/12	1,000,000	1,113,660
6.60%, 12/1/14	1,050,000	1,095,171
5.50%, 7/1/18	1,955,000	2,041,489
6.25%, 9/1/18	2,000,000	2,064,680
5.00%, 10/1/23	1,000,000	1,037,010
5.625%, 10/1/25	1,000,000	1,038,600
5.00%, 11/1/32	1,810,000	1,855,015
5.50%, 1/1/33	1,100,000	1,098,438
Vermont State Educational and Health Buildings Financing Agency
Revenue VRDNs:
2.29%, 11/1/21 (r)	1,585,000	1,585,000
2.01%, 10/1/30 (r)	980,000	980,000
Vermont State GO Bonds:
Zero Coupon, 8/1/08	400,000	363,128
5.00%, 2/1/09	1,000,000	1,094,950
5.00%, 1/15/11	1,500,000	1,616,325
5.00%, 2/1/15	2,500,000	2,768,650
4.625%, 8/1/17	2,485,000	2,595,980
Vermont State Housing Finance Agency Single Family Revenue Bonds:
5.25%, 11/1/20	230,000	238,630
5.55%, 11/1/21	770,000	802,494
4.90%, 11/1/22	975,000	998,459
Vermont State Public Power Supply Authority Revenue Bonds,
5.25%, 7/1/13	2,180,000	2,461,830

Total Vermont (Cost $38,366,303)		40,157,508

	Principal
Municipal Obligations - Cont'd	Amount	Value
Territories - 20.4%
Guam Electric Power Authority Revenue Bonds, 5.25%, 10/1/12	$2,000,000	$2,214,440
Guam Government LO Highway and Transportation Authority
Revenue Bonds, 4.50%, 5/1/12	1,500,000	1,604,445
Puerto Rico Commonwealth GO Bonds:
6.50%, 7/1/14	1,690,000	2,098,321
5.50%, 7/1/17	1,000,000	1,169,000
Puerto Rico Commonwealth Highway and Transportation Authority
Revenue Bonds, 5.50%, 7/1/17	2,000,000	2,338,000
Virgin Islands Public Finance Authority Revenue Bonds,
5.25%, 10/1/15	1,000,000	1,129,780

Total Territories (Cost $10,205,249)		10,553,986

Total Investments (Cost $48,571,552) - 98.2%		50,711,494
Other assets and liabilities, net - 1.8%		943,868
Net Assets - 100%		$51,655,362

Net Assets Consist Of:
Paid-in capital applicable to 3,233,277 Class A shares of beneficial
interest, unlimited number of no par shares authorized:		$49,657,478
Undistributed net investment income		28,348
Accumulated net realized gain (loss) on investments		(96,887)
Net unrealized appreciation (depreciation) on investments		2,066,423

Net Assets		$51,655,362

Net Asset Value Per Share		$15.98

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
5 Year U.S. Treasury Notes	135	3/05	$14,786,719	($73,519)

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at year end.

Abbreviations:
GO: General Obligation
LO: Limited Obligation
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2004

Net Investment Income
Investment Income:
Interest income	$2,239,392

Expenses:
Investment advisory fee	310,525
Transfer agency fees and expenses	33,600
Trustees' fees and expenses	3,355
Administrative fees	2,531
Accounting fees	12,932
Custodian fees	13,226
Registration fees	4,259
Reports to shareholders	15,633
Professional fees	19,175
Miscellaneous	2,182
Total expenses	417,418
Fees waived	(2,531)
Fees paid indirectly	(2,470)
Net expenses	412,417

Net Investment Income	1,826,975

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	226,621
Futures	(330,385)
(103,764)

Change in unrealized appreciation (depreciation) on:
Investments	(432,855)
Futures	(73,519)
(506,374)

Net Realized and Unrealized Gain
(Loss) on Investments	(610,138)

Increase (Decrease) in Net Assets
Resulting From Operations	$1,216,837

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$1,826,975	$1,938,425
Net realized gain (loss)	(103,764)	495,203
Change in unrealized appreciation or (depreciation)	(506,374)	(120,618)

Increase (Decrease) in Net Assets
Resulting From Operations	1,216,837	2,313,010

Distributions to shareholders from:
Net investment income	(1,822,815)	(1,930,446)
Net realized gain	--	(497,331)
Total distributions	(1,822,815)	(2,427,777)

Capital share transactions:
Shares sold	2,879,417	5,027,832
Reinvestment of distributions	1,097,439	1,539,733
Redemption fees	14	--
Shares redeemed	(4,603,145)	(7,449,101)
Total capital share transactions	(626,275)	(881,536)

Total Increase (Decrease) in Net Assets	(1,232,253)	(996,303)

Net Assets
Beginning of year	52,887,615	53,883,918
End of year (including undistributed net investment income
of $28,348 and $31,065, respectively)	$51,655,362	$52,887,615

Capital Share Activity
Shares sold	180,632	311,851
Reinvestment of distributions	68,751	95,328
Shares redeemed	(288,006)	(460,159)
Total capital share activity	(38,623)	(52,980)

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The Vermont Municipal Portfolio (the "Portfolio"), a series of Calvert Tax-Free Reserves (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of four separate portfolios. The operations of each series are accounted for separately. Class A shares of the Portfolio are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2004, no securities were fair valued under the direction of the Board of Trustees.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Redemption Fees: Effective February 1, 2004, the Portfolio began to charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio. The redemption fee is paid to the Portfolio, and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Trustees of the Fund. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $36,679 was payable at year end.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. The Fund (exclusive of the Money Market portfolio) pays monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. For the year ended December 31, 2004, CASC waived $2,531 of its fee.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. The Distributor received $13,271 as its portion of commissions charged on sales of the Portfolio.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $4,516 for the year ended December 31, 2004. Under the terms of the agreement, $541 was payable at year end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $8,423,144 and $7,176,135, respectively.

The cost of investments owned at December 31, 2004 for federal income tax purposes was $48,548,575. Net unrealized appreciation aggregated $2,162,919, of which $2,168,216 related to appreciated securities and $5,297 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $170,406 at December 31, 2004 may be utilized to offset future gains until expiration in December 2012.

The tax character of dividends and distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

	2004	2003
Distributions paid from:
Tax-exempt income	$1,822,531	$1,930,436
Ordinary income	284	--
Long-term capital gain	--	497,341
Total	$1,822,815	$2,427,777

As of December 31, 2004, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$5,371
Capital loss carryforward	(170,406)
Unrealized appreciation (depreciation)	2,162,919
Total	$1,997,884

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the treatment of market discount for federal tax purposes.

Undistributed net investment income	($6,877)
Accumulated net realized gain (loss)	6,877

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are due to the treatment of market discounts and futures contracts for federal tax purposes.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. For the year ended December 31, 2004, purchases and sales transactions were $8,950,000 and $7,900,000, respectively. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2004. For the year ended December 31, 2004, borrowing information by the Portfolio under the Agreement was as follows:

Average	Weighted	Maximum	Month of
Daily	Average interest	Amount	Maximum Amount
Balance	Rate	Borrowed	Borrowed
$4,893	1.75%	$154,972	May 2004

Tax Information (Unaudited)

The Portfolio designates $1,822,531 as exempt-interest dividends paid during the fiscal year ended December 31, 2004.

Financial Highlights

	Years Ended
	December 31,	December 31,
Class A Shares	2004	2003
Net asset value, beginning	$16.16	$16.21
Income from investment operations
Net investment income	.56	.60
Net realized and unrealized gain (loss)	(.18)	.10
Total from investment operations	.38	.70
Distributions from
Net investment income	(.56)	(.60)
Net realized gains	--	(.15)
Total distributions	(.56)	(.75)
Total increase (decrease) in net asset value	(.18)	(.05)
Net asset value, ending	$15.98	$16.16

Total return *	2.44%	4.42%
Ratios to average net assets: A
Net investment income	3.53%	3.70%
Total expenses	.81%	.80%
Expenses before offsets	.80%	.79%
Net expenses	.80%	.79%
Portfolio turnover	15%	26%
Net assets, ending (in thousands)	$51,655	$52,888

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2002	2001	2000
Net asset value, beginning	$15.56	$15.67	$14.90
Income from investment operations
Net investment income	.65	.66	.70
Net realized and unrealized gain (loss)	.78	(.09)	.77
Total from investment operations	1.43	.57	1.47
Distributions from
Net investment income	(.66)	(.67)	(.70)
Net realized gains	(.12)	(.01)	--
Total distributions	(.78)	(.68)	(.70)
Total increase (decrease) in net asset value	.65	(.11)	.77
Net asset value, ending	$16.21	$15.56	$15.67

Total return *	9.37%	3.67%	10.09%
Ratios to average net assets: A
Net investment income	4.08%	4.21%	4.61%
Total expenses	.79%	.79%	.80%
Expenses before offsets	.79%	.79%	.80%
Net expenses	.78%	.76%	.75%
Portfolio turnover	20%	8%	5%
Net assets, ending (in thousands)	$53,884	$49,981	$48,067

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

* Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Trustee and officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	President and CEO of the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	18
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited Senior Appraiser (business evaluation).	12
JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc. 2002.	20	Ariel Funds Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
ARTHUR J. PUGH DOB: 09/24/37	Trustee	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK DOB: 08/09/52	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
DAVID R. ROCHAT DOB: 10/07/37	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. DOB: 07/20/48	Trustee & Chair	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a venture capital firm.	23	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Tax-Free Reserves Vermont Municipal Portfolio

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Muni. Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/03		Fiscal Year ended 12/31/04
	$	%*	$	% *

(a) Audit Fees	$56,100	0%	$58,300	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$8,800	0%	$9,240	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$64,900	0%	$67,540	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/03		Fiscal Year ended 12/31/04
$	%*	$	% *
$66,000	0%	$11,000	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item on its Form N-CSR filed on September 9, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT TAX-FREE RESERVES

By:	/s/ Barbara Krumsiek
Barbara Krumsiek
President -- Principal Executive Officer

Date: March 3, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara Krumsiek

Barbara Krumsiek

President -- Principal Executive Officer

Date: March 3, 2005

/s/ Ronald Wolfsheimer

Ronald Wolfsheimer

Treasurer -- Principal Financial Officer

Date: March 4, 2005